                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                    HEWLETT-PACKARD COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

             -------------------------------------------------   [LOGO]

----------   HEWLETT-PACKARD COMPANY
               3000 Hanover Street
               Palo Alto, California 94304
                                                                 ----------------------------------------------
                                                                 LEWIS E. PLATT
                                                                 Chairman, President and
                                                                 Chief Executive Officer

To our Stockholders:

I am pleased to invite you to attend the annual meeting of stockholders of Hewlett-Packard Company to be held on Tuesday, February 23, 1999 at 2 o'clock in the afternoon at the Flint Center for the Performing Arts located at 21250 Stevens Creek Boulevard, Cupertino, California.

Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

If you are unable to attend the meeting in person, you may listen to audio highlights which will be posted a few days after the meeting on our investor relations Web site located at http://www.hp.com/go/financials.

Your vote is important. Whether or not you plan to attend the annual meeting, I hope you will vote as soon as possible. This year you may vote over the Internet, as well as by telephone or by mailing a traditional proxy card. Voting over the Internet, by phone or by written proxy will ensure your representation at the annual meeting if you do not attend in person. Please review the instructions on the proxy card regarding each of these voting options.

Thank you for your ongoing support of and continued interest in Hewlett-Packard Company.

Sincerely,

/s/ LEWIS E. PLATT

                      1999 ANNUAL MEETING OF STOCKHOLDERS
                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
                               TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING.............................................................          1

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING...............          2
  WHY AM I RECEIVING THESE MATERIALS?................................................          2
  WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?..................................          2
  WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?....................................          2
  WHAT IS HP'S VOTING RECOMMENDATION?................................................          2
  WHAT SHARES OWNED BY ME CAN BE VOTED?..............................................          2
  WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A
    BENEFICIAL OWNER?................................................................          2
  HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?.................................          2
  HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?............................          2
  CAN I CHANGE MY VOTE?..............................................................          3
  HOW ARE VOTES COUNTED?.............................................................          3
  WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?...................          3
  WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION CARD?.....          3
  HOW CAN I OBTAIN AN ADMISSION TICKET FOR THE MEETING?..............................          3
  WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?................................          3

BOARD STRUCTURE AND COMPENSATION.....................................................          4

PROPOSALS TO BE VOTED ON.............................................................          6
    PROPOSAL NO. 1--Election of Directors............................................          6
    PROPOSAL NO. 2--Ratification of Independent Accountants..........................          8
    PROPOSAL NO. 3--Approval of the Hewlett-Packard Company 1999 Variable Pay Plan...          9

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...................         11
    Beneficial Ownership Table.......................................................         11
    Section 16(a) Beneficial Ownership Reporting Compliance..........................         15

EXECUTIVE COMPENSATION...............................................................         16
    Summary Compensation Table.......................................................         16
    Option Grants Table..............................................................         20
    Option Exercises and Year-End Option Values Table................................         21
    Estimated Annual Retirement Benefits Table Under Pension Plans...................         22
    Estimated Annual Retirement Benefits Under Officers Early Retirement Plan........         23
    Report of the Compensation Committee.............................................         24
    Stock Performance Graph..........................................................         29

ADDITIONAL QUESTIONS AND INFORMATION REGARDING THE ANNUAL MEETING AND STOCKHOLDER
  PROPOSALS..........................................................................         30
      WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE MEETING?.............         30
      WHAT CLASS OF SHARES ARE ENTITLED TO BE VOTED?.................................         30
      WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?................................         30
      IS CUMULATIVE VOTING PERMITTED FOR THE ELECTION OF DIRECTORS?..................         30
      WHO WILL COUNT THE VOTE?.......................................................         30
      IS MY VOTE CONFIDENTIAL?.......................................................         30
      WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?....................         31
      MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF
       STOCKHOLDERS OR NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?...................         31

APPENDIX A--HEWLETT-PACKARD COMPANY 1999 VARIABLE PAY PLAN...........................        A-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            HEWLETT-PACKARD COMPANY
                              3000 HANOVER STREET
                          PALO ALTO, CALIFORNIA 94304
                                 (650) 857-1501

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME                     2:00 p.m. on Tuesday, February 23, 1999

PLACE                    Flint Center for the Performing Arts
                         21250 Stevens Creek Boulevard
                         Cupertino, California

ITEMS OF BUSINESS        (1)  To elect directors

                         (2) To ratify the appointment of independent accountants

                         (3)  To approve the 1999 Variable Pay Plan

                         (4) To consider such other business as may properly come before the meeting

RECORD DATE              You are entitled to vote if you were a stockholder at
                         the close of business on Monday, December 28, 1998.

MEETING ADMISSION        Two cut-out admission tickets are included on the back
                         cover of this proxy statement. Please contact the HP
                         Corporate Secretary at our Company headquarters if you
                         need additional tickets. The meeting will begin
                         promptly at 2 o'clock.

VOTING BY PROXY          Please submit a proxy as soon as possible so that your
                         shares can be voted at the meeting in accordance with
                         your instructions. You may submit your proxy (1) over
                         the Internet, (2) by telephone, or (3) by mail. For
                         specific instructions, please refer to the QUESTIONS
                         AND ANSWERS beginning on page 2 of this proxy statement
                         and the instructions on the proxy card.

                                          By Order of the Board of Directors

                                          /s/ D. CRAIG NORDLUND
                                          D. CRAIG NORDLUND
                                          Associate General Counsel and
                                          Secretary

  THIS PROXY STATEMENT AND ACCOMPANYING PROXY CARD ARE BEING DISTRIBUTED ON OR
                            ABOUT JANUARY 12, 1999.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

       Q:  WHY AM I RECEIVING THESE MATERIALS?

       A:  The Board of Directors (the "Board") of
           Hewlett-Packard Company (sometimes
           referred to as the "Company" or "HP") is providing these proxy materials for you in connection with HP's annual meeting of stockholders which will take place on February 23, 1999. You are invited to attend the meeting and are requested to vote on the proposals described in this proxy statement.

       Q:  WHAT INFORMATION IS CONTAINED IN THESE
           MATERIALS?

       A:  The information included in this proxy
           statement relate to the proposals to be
           voted on at the meeting, the voting
           process, the compensation of directors and our most highly paid officers, and certain other required information. Our 1998
           Annual Report is also enclosed.

       Q:  WHAT PROPOSALS WILL BE VOTED ON AT THE
           MEETING?

       A: There are three proposals scheduled to be voted on at the meeting:

           - The election of directors
           - The ratification of independent
             accountants
           - The approval of the 1999 Variable Pay
             Plan

       Q:  WHAT IS HP'S VOTING RECOMMENDATION?

       A: Our Board of Directors recommends that you vote your shares "FOR" each of the nominees to the Board and "FOR" each of the other proposals.

       Q:  WHAT SHARES OWNED BY ME CAN BE VOTED?

       A: All shares owned by you as of December 28, 1998, the RECORD DATE, may be voted by you. These shares include those (1) held directly in your name as the STOCKHOLDER
           OF RECORD, including shares purchased
           through HP's Dividend Reinvestment Plan
           and HP's Employee Stock Purchase Plan and
           (2) held for you as the BENEFICIAL OWNER through a stockbroker, bank or other nominee, including those shares purchased through HP's 40l(k) plan, the TAX SAVING
           CAPITAL ACCUMULATION PLAN ("TAXCAP").

       Q:  WHAT IS THE DIFFERENCE BETWEEN HOLDING
           SHARES AS A STOCKHOLDER OF RECORD AND AS A
           BENEFICIAL OWNER?

       A:  Most HP stockholders hold their shares
           through a stockbroker, bank or other
           nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

           STOCKHOLDER OF RECORD

           If your shares are registered directly in your name with HP's Transfer Agent, Harris
           Trust and Savings Bank, you are
           considered, with respect to those shares, the STOCKHOLDER OF RECORD and these proxy materials are being sent directly to you by HP. As the STOCKHOLDER OF RECORD, you have the right to grant your voting proxy directly to HP or to vote in person at the meeting. HP has enclosed a proxy card for you to use.

           BENEFICIAL OWNER

           If your shares are held in a stock
           brokerage account or by a bank or other
           nominee, you are considered the BENEFICIAL
           OWNER of shares held IN STREET NAME and
           these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the STOCKHOLDER OF RECORD. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting.
           However, since you are not the STOCKHOLDER
           OF RECORD, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for you to use.

       Q:  HOW CAN I VOTE MY SHARES IN PERSON AT THE
           MEETING?

       A: Shares held directly in your name as the STOCKHOLDER OF RECORD may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

           EVEN IF YOU PLAN TO ATTEND THE ANNUAL
           MEETING, WE RECOMMEND THAT YOU ALSO SUBMIT
           YOUR PROXY AS DESCRIBED BELOW SO THAT YOUR
           VOTE WILL BE COUNTED IF YOU LATER DECIDE
           NOT TO ATTEND THE MEETING.

       Q:  HOW CAN I VOTE MY SHARES WITHOUT ATTENDING
           THE MEETING?

       A:  Whether you hold shares directly as the
           stockholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

           BY INTERNET--If you have Internet access, you may submit your proxy from any location in the world by following the "Vote by Internet" instructions on the proxy card.

           BY TELEPHONE--If you live in the United
           States or Canada, you may submit your
           proxy by following the "Vote by Phone"
           instructions on the proxy card.

           BY MAIL--You may do this by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in "HOW ARE VOTES COUNTED?".

       Q:  CAN I CHANGE MY VOTE?

       A: You may change your proxy instructions at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

       Q:  HOW ARE VOTES COUNTED?

       A:  In the election of directors, you may vote
           "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For the other proposals, you may vote "FOR", "AGAINST" or "ABSTAIN". If you "ABSTAIN", it has the same effect as a vote "AGAINST". If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board, except that any shares you hold in TAXCAP will be voted in proportion to the way the other TAXCAP participants vote their shares.

       Q:  WHAT IS THE VOTING REQUIREMENT TO APPROVE
           EACH OF THE PROPOSALS?

       A:  In the election for directors, the 14
           persons receiving the highest number of
           "FOR" votes will be elected. All other
           proposals require the affirmative "FOR"
           vote of a majority of those shares present and entitled to vote. If you are a BENEFICIAL OWNER and do not provide the STOCKHOLDER OF RECORD with voting instructions, your shares may constitute
           BROKER NON-VOTES, as described in "WHAT IS
           THE QUORUM REQUIREMENT FOR THE MEETING?"
           on page 30. In tabulating the voting
           result for any particular proposal, shares which constitute BROKER NON-VOTES are not considered entitled to vote.

       Q:  WHAT DOES IT MEAN IF I RECEIVE MORE THAN
           ONE PROXY OR VOTING INSTRUCTION CARD?

       A:  It means your shares are registered
           differently or are in more than one
           account. Please provide voting
           instructions for all proxy and voting
           instruction cards you receive.

       Q:  HOW CAN I OBTAIN AN ADMISSION TICKET FOR
           THE MEETING?

       A: Two cut-out admission tickets are included on the back of this proxy statement. A limited number of tickets are available for additional joint owners. To request additional tickets, please contact the HP
           Corporate Secretary at our Company
           headquarters. If you forget to bring an
           admission ticket, you will be admitted to the meeting only if you are listed as a stockholder of record as of December 28, 1998 and bring proof of identification. If you hold your shares through a stock broker or other nominee and fail to bring an admission ticket, you will need to provide proof of ownership by bringing either a copy of the voting instruction card provided by your broker or a copy of a brokerage statement showing your share ownership as of December 28, 1998.

       Q:  WHERE CAN I FIND THE VOTING RESULTS OF THE
           MEETING?

       A:  We will announce preliminary voting
           results at the meeting and publish final results in our quarterly report on Form
           10-Q for the second quarter of fiscal
           1999.

ADDITIONAL Q&A INFORMATION REGARDING THE ANNUAL MEETING AND STOCKHOLDER PROPOSALS MAY BE FOUND ON PAGES 30 THROUGH 31 BELOW.

                        BOARD STRUCTURE AND COMPENSATION

    Our Board has 14 directors and the following 5 committees: (1) Audit, (2) Compensation, (3) Executive, (4) Finance and Investment and (5) Organization Review and Nominating. The membership during fiscal 1998 and the function of each committee are described below. During fiscal 1998, the Board held 7 meetings and each director attended at least 75% of all Board and applicable committee meetings.(1)

NAME OF DIRECTOR                    AUDIT        COMPENSATION         EXECUTIVE       FINANCE AND INVESTMENT
NON-EMPLOYEE DIRECTORS:
Philip M. Condit                          X
Patricia C. Dunn                                                                                     X
Thomas E. Everhart                                         X                                         X
John B. Fery                                               X
Jean-Paul G. Gimon                                                                                   X
Sam Ginn(2)                                                X                                         X
Richard A. Hackborn                       X                                                          X*
Walter B. Hewlett                         X
George A. Keyworth II                     X*
David Lawrence, M. D.                     X                X
Susan Packard Orr                                          X*
David Woodley Packard                                                                                X
EMPLOYEE DIRECTORS:
Lewis E. Platt                                                                X*
Robert P. Wayman                                                              X                      X
Number of Meetings in Fiscal
  1998                                    4                5                  0                      5

                                  ORGANIZATION REVIEW AND
NAME OF DIRECTOR                        NOMINATING
NON-EMPLOYEE DIRECTORS:
Philip M. Condit                                 X
Patricia C. Dunn
Thomas E. Everhart
John B. Fery                                     X*
Jean-Paul G. Gimon
Sam Ginn(2)                                      X
Richard A. Hackborn
Walter B. Hewlett                                X
George A. Keyworth II                            X
David Lawrence, M. D.
Susan Packard Orr
David Woodley Packard                            X
EMPLOYEE DIRECTORS:
Lewis E. Platt                                   X
Robert P. Wayman
Number of Meetings in Fiscal
  1998                                           5

X = Committee member; * = Chair

(1) Other than Patricia C. Dunn, who was elected to the Board on July 16, 1998, all directors served on the Board for the entire fiscal 1998.

(2) Effective as of March 20, 1998, Mr. Ginn joined the Finance and Investment Committee and resigned from the Organization Review and Nominating Committee.

THE AUDIT COMMITTEE

The Audit Committee reviews our auditing, accounting, financial reporting and internal control functions and makes recommendation to the Board for the selection of independent accountants. In addition, the committee monitors our compliance with certain defense industry initiatives and foreign trade regulations as well as the non-audit services of our independent accountants. In discharging its duties, the committee:

    - reviews and approves the scope of the annual audit and the independent accountant's fees;

    - meets independently with our internal auditing staff, our independent accountants and our senior management; and

    - reviews the general scope of our accounting, financial reporting, annual audit and internal audit program, matters relating to internal control systems as well as the results of the annual audit.

COMPENSATION COMMITTEE

The Compensation Committee determines, approves and reports to the Board on all elements of compensation for our elected officers including, TARGETED TOTAL CASH COMPENSATION, VARIABLE PAY and LONG-TERM EQUITY BASED INCENTIVES, as described below in pages 24 through 28 of this proxy statement.

EXECUTIVE COMMITTEE

The Executive Committee meets or takes written action when the Board is not otherwise meeting and has the same level of authority as the Board, except that it cannot amend HP's Bylaws, recommend any action that requires the approval of the stockholders or to take any other action not permitted to be delegated to a committee under Delaware law.

FINANCE AND INVESTMENT COMMITTEE

The Finance and Investment Committee supervises the investment of all assets held by HP's employee benefit plans and funds and it reviews the investment results of HP's international subsidiaries' pension plans. It also establishes and reviews policies regarding the investment of general corporate assets, HP's capital structure, the issuance of debt, as well as the use of derivative investments to manage currency and interest rate exposure. In addition, the committee provides oversight and guidance to the Board regarding significant financial matters, including the payment of dividends.

ORGANIZATION REVIEW AND NOMINATING COMMITTEE

The Organization Review and Nominating Committee proposes a slate of directors for election by our stockholders at each annual meeting and candidates to fill any vacancies on the Board. It is also responsible for approving management succession plans and addressing Board organizational and governance issues.

       DIRECTOR COMPENSATION ARRANGEMENTS AND STOCK OWNERSHIP GUIDELINES
    The following table provides information on HP's compensation and reimbursement practices during fiscal 1998 for non-employee directors as well as the range of compensation paid to non-employee directors who served the entire 1998 fiscal year.(1) Directors who are employed by HP, Mr. Platt and Mr. Wayman, do not receive any compensation for their Board activities.

                                   COMPENSATION TABLE
                                    FOR FISCAL 1998
Annual Director Retainer                                                         $45,000
Minimum Percentage of Annual Retainer to be Paid in HP Stock or Options              50%
Board Meeting Attendance Fees (per meeting)                                       $1,500
Range of Board Meeting Attendance Fees Paid to Directors (for the year)  $6,000--$10,500
Committee Meeting Attendance Fees (per meeting)                                   $1,200
Range of Committee Meeting Attendance Fees Paid to Directors (for the
 year)                                                                   $6,000--$12,000
Additional Retainer for Committee Chair                                           $3,000
Reimbursement for Expenses Attendant to Board Membership                             Yes
Range of Total Compensation Paid to Directors (for the year)             $57,000--$67,500

(1) All directors other than Patricia C. Dunn, who joined our Board on July 16, 1998, served the entire 1998 fiscal year.

    Effective as of March 1, 1999, the Compensation Committee has approved the following changes to the compensation program for non-employee directors: (1) the Annual Director Retainer is increased to $100,000, (2) Board and Committee Attendance Fees (which averaged an aggregate of $18,927 during fiscal 1998 for each of the non-employee directors who served the full year) are eliminated, (3) the Minimum Percentage of Annual Retainer to be Paid in HP Stock or Options is increased, absent special circumstances, to 75%. In addition, the Compensation Committee increased the stock ownership guidelines for directors. Under the new guidelines, all directors are required to accumulate over time shares of HP stock equal in value to at least twice the value of the Annual Director Retainer.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

    There are 14 nominees for election to our Board this year. All of the nominees have served as directors since the last annual meeting, except for Patricia C. Dunn, who was elected a director by our Board on July 16, 1998 and will stand for election as a director by our stockholders for the first time at this year's annual meeting. Information regarding the business experience of each nominee is provided below. All directors are elected annually to serve until the next annual meeting and until their respective successors are elected.

    OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE FOLLOWING NOMINEES.

PHILIP M. CONDIT          Mr. Condit has been Chairman of The Boeing Company since February
Director since 1998       1997, its Chief Executive Officer since April 1996 and a member
Age 56                    of its board since 1992. He served as President of The Boeing
                          Company from August 1992 until becoming its Chairman. From 1989 to 1992, he was Executive Vice President of Boeing Commercial
                          Airplane Group and General Manager of its 777 Division.

PATRICIA C. DUNN          Ms. Dunn has been Chairman of Barclays Global Investors since
Director since 1998       1998 and its Co-Chief Executive Officer since 1995. Prior to
Age 45                    becoming Chairman, Ms. Dunn served as Barclay's Co-Chairman since
                          1997. She has served in a variety of marketing, management and executive roles since joining Barclays in 1976. From 1987 to
                          1995, she served as president and chief executive officer of the
                          Defined Benefit Group, and in 1995 was named managing director and chief executive officer of the Group. Ms. Dunn is Chairman of
                          Barclays Global Investors, N.A. and Barclays Global Fund
                          Services.

THOMAS E. EVERHART        Dr. Everhart served as President of the California Institute of
Director since 1991       Technology from 1987 until his retirement in 1997. He is a
Age 66                    director of General Motors Corporation, Raytheon Company, Hughes
                          Electronics Corporation and Reveo, Inc. He is also a director of the Corporation for National Research Initiatives, the Electric
                          Power Research Institute and a member of the Board of Trustees of the California Institute of Technology.

JOHN B. FERY              Mr. Fery served as Chairman of the Board and Chief Executive
Director since 1982       Officer of Boise Cascade Corporation from 1978 until his
Age 68                    retirement as Chief Executive Officer in 1994 and as Chairman in
                          1995. He is a director of Albertson's Inc. and The Boeing
                          Company.

JEAN-PAUL G. GIMON        Dr. Gimon served as the General Representative in North America
Director since 1993       with Credit Lyonnais S.A., a major global banking institution
Age 62                    based in France, from 1984 until his retirement in 1996. He is the son-in-law of HP co-founder William R. Hewlett and a
                          brother-in-law of director Walter B. Hewlett.

SAM GINN                  Mr. Ginn has been Chairman and Chief Executive Officer of
Director since 1996       AirTouch Communications since December 1993. He was Chairman and
Age 61                    Chief Executive Officer of the Pacific Telesis Group from 1988 until December 1993. Mr. Ginn is a director of Transamerica
                          Corporation and Chevron Corporation.

RICHARD A. HACKBORN       Mr. Hackborn served as HP's Executive Vice President, Computer
Director since 1992       Products Organization from 1990 until his retirement in 1993
Age 61                    after a 33-year career with HP. He is a director of Microsoft
                          Corporation, the William and Flora Hewlett Foundation and the
                          Boise Art Museum.

WALTER B. HEWLETT         Mr. Hewlett is an independent software developer involved with
Director since 1987       computer applications in the humanities. In 1994, Mr. Hewlett
Age 54                    participated in the formation of Vermont Telephone Company of
                          Springfield, Vermont. He currently serves as Chairman of that company. In 1984, Mr. Hewlett founded the Center for Computer
                          Assisted Research in the Humanities, for which he serves as
                          Director. Mr. Hewlett has been a trustee of The William and Flora
                          Hewlett Foundation since its founding in 1966 and currently serves as its Chairman. In 1997, Mr. Hewlett was elected to the
                          Board of Overseers of Harvard University. He is the son of HP
                          co-founder William R. Hewlett and is a brother-in-law of director
                          Jean-Paul G. Gimon.

GEORGE A. KEYWORTH II     Dr. Keyworth has been Chairman and Senior Fellow with The
Director since 1986       Progress & Freedom Foundation, a public policy research
Age 59                    institute, since 1995. He had been a Distinguished Fellow of the
                          Hudson Institute from 1988 to 1995. He was Science Advisor to the
                          President and Director of the White House Office of Science and
                          Technology Policy from 1981 through 1985, and prior to that time was Director of the Experimental Physics Division at the Los
                          Alamos Scientific Laboratory. Dr. Keyworth served as a member of the President's Commission on Industrial Competitiveness from
                          1984 to 1985 and the National Commission on Superconductivity
                          from 1989 to 1990. He is a director of Encanto Networks, Inc.,
                          NovaWEB Technologies, Inc., Yourtel, Inc. and General Atomics.
                          Dr. Keyworth holds various honorary degrees and is an honorary professor at Fudan University in Shanghai, People's Republic of
                          China.

DAVID M. LAWRENCE, M.D.   Dr. Lawrence has been Chairman of the Board since 1992 and Chief
Director since 1995       Executive Officer since 1991 of Kaiser Foundation Health Plan,
Age 58                    Inc. and Kaiser Foundation Hospitals. He held a number of
                          management positions with those organizations prior to assuming his current positions, including Vice Chairman of the Board and
                          Chief Operating Officer. Dr. Lawrence is a director of Pacific
                          Gas and Electric Company and Raffles Medical Group, Inc.

SUSAN PACKARD ORR         Ms. Orr has been President and owner of the Technology Resource
Director since 1993       Assistance Center, which provides computer consulting and
Age 52                    software development services to non-profit organizations, since
                          1986. She was formerly an economist at the National Institutes of
                          Health and a senior programmer and project leader in Health
                          Computer Services at the University of Minnesota. Ms. Orr is
                          Chairman and a director of The David and Lucile Packard
                          Foundation and Vice President and director of The Packard
                          Humanities Institute. She is a sister of director David Woodley
                          Packard.

DAVID WOODLEY PACKARD     Dr. Packard founded The Packard Humanities Institute for the
Director since 1987       development of technology to support basic research in the
Age 58                    humanities in 1987. He founded the Ibycus Corporation, which sold computer systems specially designed for work with ancient
                          languages, in 1984. Prior to founding Ibycus, Dr. Packard was a professor of ancient Greek. He serves on the boards of other non-profit organizations, including The David and Lucile Packard
                          Foundation. Dr. Packard is the brother of director Susan Packard
                          Orr.

LEWIS E. PLATT            Mr. Platt has served as HP's President and Chief Executive
Director since 1992       Officer since November 1992 and as Chairman since September 1993.
Age 57                    He was an Executive Vice President of HP from 1987 to 1992. Prior to becoming President and CEO, Mr. Platt held a number of
                          management positions at HP, including managing the Computer
                          Systems Organization from 1990 to 1992. Mr. Platt is a director of the David and Lucile Packard Foundation and serves on the
                          Wharton School Board of Overseers and the Cornell University
                          Council.

ROBERT P. WAYMAN          Mr. Wayman has served as an HP Executive Vice President,
Director since 1993       responsible for finance and administration, since December 1992.
Age 53                    He has held a number of financial management positions at HP and was elected Vice President and Chief Financial Officer in 1984.
                          Mr. Wayman is a director of CNF Transportation, Inc. and Sybase
                          Inc. He also serves as a member of the Kellogg Advisory Board to
                          Northwestern University School of Business and is Chairman of the
                          Private Sector Council.

                                 PROPOSAL NO. 2

                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

    The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP as the Company's independent accountants to audit HP's consolidated financial statements for the 1999 fiscal year. During fiscal 1998, PricewaterhouseCoopers LLP and its predecessor, Price Waterhouse LLP, served as HP's independent accountants and provided certain tax and consulting services. Representatives of PricewaterhouseCoopers LLP are expected to attend the meeting where they will be available to respond to questions and, if they desire, to make a statement.

    OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS HP'S INDEPENDENT ACCOUNTANTS FOR THE 1999 FISCAL YEAR. If the appointment is not ratified, our Board will select other independent accountants.

                                 PROPOSAL NO. 3

                    APPROVAL OF THE HEWLETT-PACKARD COMPANY
                             1999 VARIABLE PAY PLAN

    The Compensation Committee of the Board of Directors has adopted the Hewlett-Packard Company 1999 Variable Pay Plan (the "1999 Variable Pay Plan" or the "1999 Plan"). At the annual meeting, we are asking stockholders to approve the 1999 Plan in order to qualify payments made to certain HP officers under the 1999 Plan as deductible for U.S. federal income tax purposes. The Board believes that the 1999 Plan benefits stockholders by linking a portion of executive compensation to performance and by qualifying amounts paid pursuant to the 1999 Plan for a U.S. federal income tax deduction.

    OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE HEWLETT-PACKARD COMPANY 1999 VARIABLE PAY PLAN.

                     SUMMARY OF THE 1999 VARIABLE PAY PLAN

GENERAL

The 1999 Plan is designed to more directly link the annual cash compensation for designated HP executives to business performance. Under the 1999 Plan, a portion of the targeted total cash compensation ("TTCC") for each plan participant (a "Plan Participant") is designated "at risk" variable pay which will only be paid if certain pre-determined business performance metrics are achieved. If such pre-determined business performance metrics are exceeded, additional cash compensation may be awarded. The 1999 Plan will be administered in six-month performance periods which coincide with each half of HP's fiscal year. The 1999 Plan supersedes the Variable Pay Plan adopted by the Compensation Committee in November 1997 and approved by HP stockholders at last year's annual meeting.

ADMINISTRATION

The Compensation Committee of the Board of Directors (the "Committee") will administer the 1999 Plan and has full power to interpret and administer the 1999 Plan. The Committee may empower a committee or person or persons to administer the 1999 Plan with respect to participants other than "covered employees" as that term is defined in Section 162(m) of the United States Internal Revenue Code.

PARTICIPATION AND ELIGIBILITY

The Committee will designate the Plan Participants for each six-month performance period. Persons employed by HP or one of its affiliates and in active service during a performance period will be eligible to participate.

The Committee will determine 1999 Plan participation based on an employee's job position. If a Plan Participant changes from one eligible position to another or transfers into a position that is not eligible for participation under the 1999 Plan, any award will be prorated based on the Plan Participant's time in each eligible position and his or her performance measured against the applicable performance metrics. A Plan Participant will forfeit any award for a performance period during which such participant is involuntarily terminated by HP for cause or voluntarily terminates his or her employment with HP for reasons other than death, permanent and total disability or retirement.

The Committee has designated 84 Plan Participants for the performance period which began on November 1, 1998 and will end April 30, 1999.

PLAN OPERATION

As previously described, the 1999 Plan will be administered in six-month performance periods which coincide with each half of HP's fiscal year. The Committee will determine each Plan Participant's TTCC at the beginning of each fiscal year.

At the beginning of each performance period, the Committee will determine who will participate in the 1999 Plan and for each Plan Participant:

- The portion of TTCC that will be "at risk"

- The relevant performance metrics

- The percentages to be allocated to each performance metric

- A table or matrix specifying the percentage of a cash award to be paid based on the extent to which performance metrics are met

For each 6 month performance period, a Plan Participant may earn an award of up to 3 times the "at risk" portion of TTCC or $4 million dollars, whichever is less.
Following the end of each performance period, the Committee will compare the actual performance results for each performance metric with the targeted results and will determine the award to which each Plan Participant is entitled. If the relevant performance metrics are not achieved, the Plan Participant may forfeit some or all of the "at risk" portion of TTCC. If the relevant performance metrics are exceeded, the Plan Participant may be eligible for an award in excess of the "at risk" portion of TTCC.
In determining the amount of cash compensation paid pursuant to the 1999 Plan, the Committee has the discretion to consider certain extraordinary events, such as major accounting changes or unanticipated material acquisition activity, which may affect the evaluated performance results.
With the exception of the Hewlett-Packard Company Executive Deferred Compensation Plan, HP intends that any benefits payable or accruable to Plan Participants under HP benefit programs will be based on such Plan Participant's TTCC rather than on his or her actual total cash compensation.

FEDERAL INCOME TAX CONSIDERATIONS

All amounts paid pursuant to the 1999 Plan are taxable income to the employee when paid. HP will be entitled to a federal income tax deduction for all amounts paid under the 1999 Plan if it is approved by stockholders and meets the other requirements of Section 162(m) of the United States Internal Revenue Code.

AMENDMENT AND TERMINATION OF THE PLAN

The Committee may amend, suspend or terminate the 1999 Plan at any time and for any reason.

ESTIMATED AWARDS

The following table shows the range of awards payable under the 1999 Plan during fiscal 1999 to (1) the HP officers named in the Summary Compensation Table(1),
(2) all current executive officer participants and (3) all non-executive officer participants. The maximum award represents 3 times the "at risk" portion of TTCC.

        RANGE OF AWARDS FOR FISCAL 1999 UNDER THE 1999 VARIABLE PAY PLAN

                                DOLLAR VALUE ($)
     NAME AND POSITION          MINIMUM--MAXIMUM
Lewis E. Platt                $0--$4,800,000
 Chairman, President and
 Chief Executive Officer
Robert P. Wayman              $0--$810,000
 Executive Vice President
 and Chief Financial Officer
Edward W. Barnholt            $0--$627,750
 Executive Vice President
Carolyn M. Ticknor            $0--$506,250
 Vice President
All current executive         $0--$9,406,875
 officers as a group
Non-executive officer         $0--$11,566,526
 employee group

(1) Dr. Birnbaum has announced his retirement as of February 1999 and thus will not be a participant in the 1999 Plan.

Other than Mr. Platt and Mr. Wayman, none of HP's current directors are eligible to participate in the 1999 Plan.

INCORPORATION BY REFERENCE

The foregoing is only a summary of the 1999 Plan and is qualified in its entirety by reference to its full text, a copy of which is attached hereto as Appendix A.

                  COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

    The following table sets forth information, as of December 28, 1998, concerning:

    - each beneficial owner of more than 5% of HP's common stock: The David and Lucile Packard Foundation, William R. Hewlett, Walter B. Hewlett, Susan P. Orr, David W. Packard, Nancy P. Burnett, Julie Packard, Lewis E. Platt and Edwin E. van Bronkhorst;

    - beneficial ownership by all other HP directors and HP executive officers named in the Summary Compensation Table on page 16 (the "Named Officers"); and

    - beneficial ownership by all HP directors and HP executive officers as a group.

    The table begins with ownership of the families of HP's founders and their related entities: (1) the family of the late Mr. David Packard, its foundation and charitable institutions, and (2) Mr. William R. Hewlett, certain members of his family and the family foundation.

    The number of shares beneficially owned by each entity, person, director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire as of February 26, 1999 (60 days after the record date of December 28, 1998) through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.

                           BENEFICIAL OWNERSHIP TABLE

                                               AMOUNT AND NATURE OF      PERCENT OF
                                            BENEFICIAL OWNERSHIP(1)(2)     CLASS
                                            ---------------------------  ----------
THE DAVID AND LUCILE PACKARD FOUNDATION
  (THE "PACKARD FOUNDATION"), the
  directors of which are the four children
  of Mr. David Packard, the first two of
  whom are also HP directors: Dr. David W.
  Packard, Ms. Susan P. Orr, Ms. Nancy P.
  Burnett and Ms. Julie Packard (the
  "Packard Children"); Mr. Lewis E. Platt,
  HP director; and Mr. Edwin E. van
  Bronkhorst.
    P.O. Box 1330
    Los Altos, CA 94023...................  125,590,628                     12.4%

As directors of the Packard Foundation,
the Packard Children, Mr. Platt and Mr.
van Bronkhorst share voting and investment power with each other and with the other directors over the Packard Foundation shares. Accordingly, the Packard Children,
Mr. Platt and Mr. van Bronkhorst are
considered beneficial owners of these
shares, but they disclaim any beneficial interest in all shares held by the Packard
Foundation because they have no economic interest in any of these shares.

                                               AMOUNT AND NATURE OF      PERCENT OF
                                            BENEFICIAL OWNERSHIP(1)(2)     CLASS
                                            ---------------------------  ----------
MONTEREY BAY AQUARIUM FOUNDATION (THE
  "AQUARIUM FOUNDATION"), the directors of
  which are the Packard Children..........      180,174                     *

As directors of the Aquarium Foundation, the Packard Children share voting and investment power with each other and with the other directors over the Aquarium
Foundation shares. Accordingly, the
Packard Children are considered beneficial owners of these shares, but they disclaim any beneficial interest in all shares held by the Aquarium Foundation because they have no economic interest in any of these shares.

SUSAN P. ORR, Director of the Packard
  Foundation, the Aquarium Foundation and
  HP......................................            0  Direct            (1)
                                              2,719,958  Indirect(3)
DAVID WOODLEY PACKARD, Director of the
  Packard Foundation, the Aquarium
  Foundation and HP.......................    1,885,088  Direct            (1)
                                                  1,062  Vested Options
                                                664,180  Indirect(4)
NANCY P. BURNETT, Director of the Packard
  Foundation and the Aquarium Foundation
    1501 Page Mill Road
    Palo Alto, CA 94304...................    2,319,828  Direct            (1)
                                                904,388  Indirect(5)
JULIE PACKARD, Director of the Packard
  Foundation and the Aquarium Foundation
    1501 Page Mill Road
    Palo Alto, CA 94304...................    2,707,870  Direct            (1)
                                                560,488  Indirect(6)
WILLIAM R. HEWLETT, CERTAIN HEWLETT FAMILY
  MEMBERS AND THEIR RELATED TRUSTS AND
  CHARITABLE INSTITUTION:

THE WILLIAM R. HEWLETT REVOCABLE TRUST
  DATED 2/3/95 (THE "HEWLETT TRUST"), the
  co-trustees of which are Mr. William R.
  Hewlett, Mr. Walter B. Hewlett and Mr.
  Edwin E. van Bronkhorst.
    1501 Page Mill Road
    Palo Alto, CA 94304...................   60,903,396                      6.0%

As co-trustees of the Hewlett Trust, Mr.
William R. Hewlett, Mr. Walter B. Hewlett and Mr. Edwin E. van Bronkhorst share voting and investment power over the Hewlett Trust shares. Accordingly, each of them is considered a beneficial owner of these shares. However, Mr. Walter B.
Hewlett and Mr. van Bronkhorst disclaim
any beneficial interest in the Hewlett
Trust shares because they have no economic interest in any of these shares.

                                               AMOUNT AND NATURE OF      PERCENT OF
                                            BENEFICIAL OWNERSHIP(1)(2)     CLASS
                                            ---------------------------  ----------
WILLIAM R. HEWLETT, CO-FOUNDER, DIRECTOR
  EMERITUS
  1501 Page Mill Rd.
  Palo Alto, CA 94304.....................    1,763,232  Direct(7)         (1)
                                              1,143,910  Indirect(7)(8)

THE WILLIAM AND FLORA HEWLETT FOUNDATION
  (THE "HEWLETT FOUNDATION"), the
  directors of which are Mr. William R.
  Hewlett; Mr. Walter B. Hewlett, son of
  Mr. William R. Hewlett and HP director;
  Ms. Eleanor H. Gimon, daughter of Mr.
  William R. Hewlett and the wife of HP
  director Dr. Jean-Paul G. Gimon; and Mr.
  Richard A. Hackborn, HP director.
    1501 Page Mill Road
    Palo Alto, CA 94304...................    4,911,000                     *

As directors of the Hewlett Foundation,
Mr. William R. Hewlett, Mr. Walter B.
Hewlett, Ms. Eleanor H. Gimon and Mr.
Richard A. Hackborn share voting and
investment power over the Hewlett
Foundation Shares and, accordingly, are
considered beneficial owners of these
shares, but they disclaim any beneficial interest in all shares held by the Hewlett
Foundation because they have no economic interest in any of these shares.

WALTER B. HEWLETT, Director of the Hewlett
  Foundation and HP.......................      322,000  Direct            (1)
                                                  2,124  Vested Options
                                                 16,460  Indirect(7)(9)
JEAN-PAUL G. GIMON, son-in-law of William
  R. Hewlett and HP director..............          200  Direct             *
                                                  1,062  Vested Options
                                              1,127,632  Indirect(10)
LEWIS E. PLATT, Director of the Packard
  Foundation
  and HP..................................      303,204  Direct            (1)
                                                943,928  Vested Options
EDWIN E. VAN BRONKHORST, retired HP
  director and officer, trustee of certain
  Hewlett family trusts and director of
  the Packard Foundation
    1501 Page Mill Road
    Palo Alto, CA 94304...................           88  Direct            (1)
                                              1,195,816  Indirect(7)(11)

ALL OTHER DIRECTORS AND NAMED OFFICERS NOT
  LISTED ABOVE:
Edward W. Barnholt........................      149,352  Direct             *
                                                252,788  Vested Options
                                                  5,042  Indirect(12)
Joel S. Birnbaum..........................       72,698  Direct             *
                                                119,750  Vested Options
Philip M. Condit..........................          776  Direct             *
Patricia C. Dunn..........................        3,000  Direct             *

                                               AMOUNT AND NATURE OF      PERCENT OF
                                            BENEFICIAL OWNERSHIP(1)(2)     CLASS
                                            ---------------------------  ----------
Thomas E. Everhart........................        2,400  Direct             *
                                                  6,580  Vested Options
John B. Fery..............................        7,380  Direct             *
                                                  8,646  Vested Options
Sam Ginn..................................        1,796  Direct             *
                                                    636  Vested Options
Richard A. Hackborn.......................        6,208  Direct             *
George A. Keyworth II.....................        4,040  Direct             *
                                                  1,062  Vested Options
                                                  1,000  Indirect(13)
David M. Lawrence.........................        1,452  Direct             *
                                                  2,760  Vested Options
Carolyn M. Ticknor........................       99,023  Direct             *
                                                 22,750  Vested Options
                                                  1,600  Indirect(14)
Robert P. Wayman..........................      133,704  Direct             *
                                                425,248  Vested Options
                                                    122  Indirect(15)
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A
  GROUP (25 PERSONS)......................  204,593,602  (16)(17)           20.2%

------------------------

  * Represent holdings of less than one percent.

 (1) None of HP's officers, directors or persons listed in the foregoing table beneficially owns more than 1% of HP's outstanding shares except for the following persons who beneficially own the following percentages of HP's outstanding shares: William R. Hewlett, 6.8%; Walter B. Hewlett, 6.8%; Susan P. Orr, 12.7%; David Woodley Packard, 12.6%; Nancy P. Burnett, 12.7%; Julie Packard, 12.7%; Lewis E. Platt, 12.5%; and Edwin E. van Bronkhorst, 18.8%. These percentages represent shared voting and investment power and in many cases may cover the same shares. Accordingly, the ownership percentages for each of the above individuals should not be combined to determine the total voting power and investment power of the Hewlett and Packard families. For these named individuals, the number of shares indicated under the "Amount and Nature of Beneficial Ownership" column in the table reflects all shares held directly or indirectly by them other than any beneficial ownership interest, as described elsewhere in the table, that they may have in the Packard Foundation, the Aquarium Foundation, the Hewlett Trust or the Hewlett Foundation.

 (2) "Vested Options" are options which may be exercised as of February 26, 1999.

 (3) Includes 1,176 shares held by Ms. Orr's son, 14,216 shares held by Ms. Orr as custodian for her daughter, 22,000 shares held by her husband, 2,133,058 shares held in the Susan P. Orr Trust, 32,324 shares held in a family trust and 517,184 shares held in trusts for her children, of which trusts she is a trustee. Ms. Orr disclaims any beneficial interest in all of these shares other than those held in the Susan P. Orr Trust.

 (4) Includes 95,976 shares held by Dr. Packard's wife, 18,696 shares held by Dr. Packard as custodian for his daughter, 517,184 shares held in trust for his children and 32,324 shares held in trust for his family of which trusts he is trustee. Dr. Packard disclaims any beneficial interest in all of these shares.

 (5) Includes 30,424 shares held by Ms. Burnett's spouse, 28,128 shares held by her son, 37,736 shares held by Ms. Burnett as custodian for her children, 32,324 shares held in a trust for her family, and 775,776 shares held in trusts for her children, of which trusts she is trustee. Ms. Burnett disclaims any beneficial interest in all of those shares.

 (6) Includes 10,980 shares held by Ms. Packard as custodian for her niece and nephews, 32,324 shares held in trust for her family, and 517,184 shares held in trusts for her children of which trusts she is trustee. Ms. Packard disclaims any beneficial interest in all of those shares.

 (7) Walter B. Hewlett and Edwin E. van Bronkhorst share voting and investment power over the 1,763,232 shares which are owned directly by William R. Hewlett and 1,140,320 shares held in a trust for William R. Hewlett's grandchildren. Mr. Walter B. Hewlett and Mr. van Bronkhorst disclaim any beneficial interest in all of those shares.

 (8) Includes 3,590 shares held by Mr. William R. Hewlett's spouse and 1,140,320 shares held in a trust for Mr. Hewlett's grandchildren, of which trust Mr. Hewlett is a co-trustee. Mr. Hewlett disclaims any beneficial interest in all shares owned by the trust.

 (9) Includes 14,330 shares held by Mr. Walter B. Hewlett as custodian for his children, 850 shares held by his son and 1,280 shares held by his wife. Mr. Hewlett disclaims any beneficial interest in all of these shares.

 (10) Includes 1,127,632 shares held by Dr. Gimon's wife.

 (11) Includes 922,384 shares held in a trust for Mary H. Jaffe, 227,432 shares held in a trust for Eleanor H. Gimon and 46,000 shares held in a charitable lead trust, of which trusts Mr. van Bronkhorst is a co-trustee. Mr. van Bronkhorst disclaims any beneficial interest in all of the shares held by those trusts. As a director of the Packard Foundation, Mr. van Bronkhorst also shares voting and investment power with the other directors over Packard Foundation shares, but he disclaims any beneficial interest in those shares because he has no economic interest in such shares.

 (12) Includes 5,042 shares held by Mr. Barnholt as custodian for his children.

 (13) Includes 1,000 shares held by Dr. Keyworth's wife.

 (14) Includes 1,600 shares held by Ms. Ticknor as custodian for her son.

 (15) Includes 112 shares held by Mr. Wayman as custodian for his daughter and 10 shares held by Mr. Wayman as custodian for his son.

 (16) Includes an aggregate of 2,179,909 shares which the directors and executive officers have the right to acquire as of February 26, 1999 through the exercise of options.

 (17) Includes an aggregate of 132,949,344 shares held by directors and executive officers in fiduciary capacities.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of our stock. HP believes that during fiscal 1998, its officers, directors and 10% stockholders complied with all Section 16(a) filing requirements with the following exceptions (1) one late report filed by Lee S. Ting, HP Vice President, with respect to a gift of shares to a charity and (2) a late report filed by HP on behalf of Carolyn M. Ticknor, HP Vice President, regarding three sales of shares held in custodial accounts for her children. In making this statement, HP has relied upon the written representations of its directors and officers.

                             EXECUTIVE COMPENSATION

    The following table discloses compensation received by HP's Chief Executive Officer and its four other most highly paid executive officers for the fiscal year ending October 31, 1998 as well as their compensation for each of the fiscal years ending October 31, 1997 and October 31, 1996.

                           SUMMARY COMPENSATION TABLE

                                                                   LONG TERM COMPENSATION
                                                                  -------------------------
                                            ANNUAL COMPENSATION
                                                                           AWARDS             PAYOUTS
                                            --------------------  -------------------------  ---------
             (A)                   (B)         (C)        (D)         (E)           (F)         (G)          (H)
                                                                   RESTRICTED   SECURITIES
                                                                     STOCK      UNDERLYING     LTIP       ALL OTHER
                                             SALARY      BONUS      AWARD(S)     OPTIONS/     PAYOUTS   COMPENSATION
 NAME AND PRINCIPAL POSITION      YEAR         ($)     ($)(1)(5)     ($)(2)     SARS (#)(3)  ($)(4)(5)     ($)(6)
-----------------------------  -----------  ---------  ---------  ------------  -----------  ---------  -------------
Lewis E. Platt ..............        1998   1,000,000    910,700    2,265,258      200,000   -2,360,925       6,499
  Chairman, President and            1997   1,700,000    111,435    2,712,071      150,000   2,470,000        6,427
    Chief Executive Officer,         1996   1,637,500    184,121    3,228,723      140,000   2,100,000       10,111
    Chairman of the
    Executive Committee

Robert P. Wayman ............        1998     997,625    147,804    1,289,516       70,000   - 674,550        6,499
  Executive Vice President,          1997     968,750     63,550    1,360,426       45,000     741,000        6,427
    Chief Financial Officer          1996     843,750     95,097      938,945       40,000   1,050,000       10,583
    and Director

Edward W. Barnholt ..........        1998     759,488    115,754      967,581       60,000    -539,640        6,499
  Executive Vice President           1997     702,500     46,092    1,083,627       30,000     617,500        6,427
                                     1996     595,000     66,362      746,219       30,000     525,000        6,083

Joel S. Birnbaum ............        1998     661,500     36,591      401,847       35,000    -269,820        6,499
  Senior Vice President              1997     623,750     40,912      554,384       20,000     494,000        6,427
                                     1996     558,750     64,024      384,678       20,000     525,000        6,083

Carolyn M. Ticknor ..........        1998     629,250     34,612    1,185,025       15,000           0        6,291
  Vice President                     1997     538,750     35,364      654,834       20,000           0        6,427
                                     1996     423,750     45,334      557,633       12,000           0        5,869

                    FOOTNOTES TO SUMMARY COMPENSATION TABLE

(1) The amounts shown in this column reflect payments under HP's Variable Pay Plan established November 1, 1997 (the "1998 Variable Pay Plan") and HP's cash profit-sharing plan. All HP officers subject to Section 16 of the Securities Exchange Act of 1934 were eligible, at the discretion of the Compensation Committee, to participate in the 1998 Variable Pay Plan. During fiscal 1998, only Mr. Platt, Mr. Wayman and Mr. Barnholt participated in the plan. The 1998 Variable Pay Plan was superseded by the 1999 Variable Pay Plan as described on pages 9 through 10 of this proxy statement. The cash profit-sharing plan is available to all employees of HP.

    Under the cash profit-sharing plan, a portion of HP's earnings for each half of its fiscal year is paid to employees. The amount paid is based upon HP's performance as measured by return on assets and revenue growth.

    The 1998 Variable Pay Plan permitted the Compensation Committee to designate a portion of the annual cash compensation planned for certain executive officers as variable pay. Under the 1998 Variable Pay Plan, the percentage of the targeted variable amount to be paid was dependent upon the degree to which performance metrics defined on an annual basis were met. In November 1997, the Compensation Committee established the performance metrics for fiscal 1998, which metrics were based on the performance of HP's common stock relative to the S&P High Technology Composite Index. In November 1998, the Compensation Committee determined that the following variable compensation representing 80% of the targeted variable compensation for the following officers, had been earned: Mr. Platt $800,000, Mr. Wayman $88,000 and Mr. Barnholt, $68,800. The amounts attributable to the 1998 Variable Pay Plan for fiscal 1998 are disclosed in the table above as Bonus. In fiscal 1997 and 1996, prior to the adoption of the 1998 Variable Pay Plan, all annual cash compensation other than compensation paid under the profit-sharing plan was reflected as Salary.

(2) The amounts disclosed in this column reflect, for fiscal 1998, 1997 and 1996, the dollar values of (a) HP common stock which HP contributed under its Employee Stock Purchase Plan (the "Stock Purchase Plan") as a match for every two shares purchased by the named executive officers and (b) performance-based restricted shares of HP common stock which HP granted to the named executive officers.

    The Stock Purchase Plan is a broad-based plan which is available to all HP employees. The matching shares vest two years after HP's contributions, which occur on a rolling fiscal quarter basis, and are subject to forfeiture during the two-year period in the event of termination or certain other events. The named executive officers receive non-preferential dividends on these restricted shares. In fiscal 1998, 1997 and 1996, HP, under its Stock Purchase Plan, granted to Mr. Platt, Mr. Wayman, Mr. Barnholt, Dr. Birnbaum and Ms. Ticknor restricted stock in the following share amounts having the following dollar values as of the date of the grant, respectively: Mr. Platt, 1,664 shares ($104,008), 1,473 shares ($87,071) and 1,759 shares
    ($80,823); Mr. Wayman, 873 shares ($54,516), 804 shares ($47,926) and 864 shares ($39,545); Mr. Barnholt, 664 shares ($41,331), 561 shares ($33,627)
    and 587 shares ($26,699); Mr. Birnbaum, 507 shares ($31,347), 490 shares ($29,384) and 549 shares ($24,918); and Ms. Ticknor, 483 shares ($29,850),
    411 shares ($24,834) and 399 shares ($17,993).

    In fiscal 1998, 1997 and 1996, HP granted to Mr. Platt, Mr. Wayman, Mr. Barnholt and Dr. Birnbaum performance-based restricted stock in the following share amounts having the following dollar values as of the date of the grant, respectively: Mr Platt, 35,000 shares ($2,161,250), 50,000 shares ($2,625,000) and 70,000 shares ($3,147,900); Mr. Wayman 20,000 shares
    ($1,235,000), 25,000 shares ($1,312,500) and 20,000 shares ($899,400); Mr.
    Barnholt, 15,000 shares ($926,250), 20,000 shares ($1,050,000) and 16,000 shares ($719,520); and Dr. Birnbaum 6,000 shares ($370,500) 10,000 shares
    ($525,000) and 8,000 shares ($359,760). The performance-based restricted stock will vest only to the extent that HP achieves stated performance goals with respect to earnings per share and return on assets over a three-year period ending October 31, 2000 and 1999 for the performance-based restricted stock granted in fiscal 1998 and 1997, respectively. Because the stated performance goals for the three-year period ended October 31, 1998 were not met, 75% of the performance-based restricted stock granted in fiscal 1996 was forfeited as further described in footnote 4 below.

    In fiscal 1998, 1997 and 1996, HP granted to Ms. Ticknor restricted stock in the following share amounts and with the following dollar values as of the date of the grant, respectively: 8,500 shares ($524,875), 12,000 shares ($630,000), 12,000 shares ($539,640). In fiscal 1998, Ms. Ticknor was granted 10,000 additional shares of restricted stock having a value of $630,300. The restricted stock granted to Ms. Ticknor is not subject to performance-based goals with respect to earnings per share and return on assets.

    At the end of fiscal 1998, the aggregate share amount and dollar value of the restricted stock held by the named executive officers was as follows:
    Mr. Platt 155,000 shares ($9,338,750), Mr. Wayman 65,000 shares
    ($3,916,250), Mr. Barnholt 51,000 shares ($3,072,750) Dr. Birnbaum 24,000
    ($1,446,000) and Ms. Ticknor 102,500 ($6,175,625). The aggregate share amount and value includes those shares which were later forfeited in November 1998 as described in footnote 4 below.

(3) Option numbers for fiscal 1996 have been restated to reflect the two-for-one stock split which occurred in June 1996.

(4) In November 1998, the Compensation Committee reviewed the results for the three-year performance period ended October 31, 1998 to determine to what extent the performance objectives associated with performance-based restricted stock granted in fiscal 1996 had been met. The Compensation Committee determined that under the terms of each grant, Mr. Platt, Mr. Wayman, Mr. Barnholt and Dr. Birnbaum were required to forfeit the following shares constituting 75% of the performance-based restricted stock granted in 1996: Mr. Platt 52,500 shares, Mr. Wayman 15,000 shares, Mr. Barnholt 12,000 shares and Dr. Birnbaum 6,000 shares. The value of the forfeiture is reflected in the table above as a negative LTIP pay-out in fiscal 1998 based upon the value of HP stock as of the date of the grant in fiscal 1996.

    In fiscal 1997 and 1996, HP granted to the named executive officers shares of unrestricted stock in the following share amounts having the following dollar values as of the date of the grant, respectively: Mr. Platt 40,000 shares ($2,470,000) and 40,000 shares ($2,100,000); Mr. Wayman 12,000 shares
    ($741,000) and 20,000 shares ($1,050,000); Mr. Barnholt 10,000 shares
    ($617,500) and 10,000 shares ($525,000); and Dr. Birnbaum 8,000 shares
    ($494,000) and 10,000 shares ($525,000). These grants were made pursuant to the agreements under which the Compensation Committee in fiscal 1994 and fiscal 1995 granted shares of performance-based restricted stock to each of the above-named executive officers. Under the terms of those agreements, the above-named executives became eligible for additional shares of unrestricted stock because HP's performance, over each of the three year periods ending October 31, 1996 and October 31, 1997, exceeded stated goals with respect to earnings per share and return on assets.

(5) As noted above, HP provides performance-based compensation under the 1998 Variable Pay Plan, its cash profit-sharing plan, pursuant to the agreements under which the Compensation Committee granted shares of restricted stock in fiscal 1998, 1997 and 1996 and, beginning in fiscal 1999, the 1999 Variable Pay Plan. The subsequent compensation payment or forfeiture, described above as BONUS or LTIP PAYOUT, is reflected as compensation in the fiscal year for which the relevant performance period is completed. Because the payment of such performance-based compensation is subject to the review and final action of the Compensation Committee which generally takes place at a meeting in the fiscal year following the completion of the relevant performance period, HP has in the past reflected such compensation in the following fiscal year. In the future, HP intends to report the timing of such performance-based compensation in the fiscal year for which the relevant performance period is completed, as it has in this year's Summary Compensation Table for fiscal 1998, 1997 and 1996.

(6) The amounts disclosed in this column include:

    (a) HP contributions under HP's Tax Saving Capital Accumulation Plan, a defined contribution plan, in fiscal 1998 of $6,400 for each of Mr. Platt, Mr. Wayman, Mr. Barnholt, Dr. Birnbaum, and $6,192 for Ms. Ticknor; in fiscal 1997, of $6,333 for each of Mr. Platt, Mr. Wayman, Mr. Barnholt, Dr. Birnbaum and Ms. Ticknor; and, in fiscal 1996, of $5,528 for Mr. Platt, $6,000 for each of Mr. Wayman and Mr. Barnholt, $5,908 for Dr. Birnbaum and $5,786 for Ms. Ticknor.

    (b) Payment by the Company of $99 in fiscal 1998, $94 in fiscal 1997 and $83 in fiscal 1996, for term life insurance on behalf of each of the named executive officers.

    (c) Aggregate fees for attendance at Board of Directors meetings in fiscal 1996 of $4,500 for each of Mr. Platt and Mr. Wayman. No fees were paid to Mr. Platt or Mr. Wayman for attendance at Board of Directors meetings in fiscal 1998 and 1997.

                       OPTION GRANTS IN LAST FISCAL YEAR

    The following table provides information on option grants in fiscal 1998 to each of the named executive officers.

                                                       INDIVIDUAL GRANTS
                             ---------------------------------------------------------------------      GRANT DATE
                              NUMBER OF      % OF TOTAL                                                   VALUE
                             SECURITIES        OPTIONS                                              ------------------
                             UNDERLYING      GRANTED TO       EXERCISE                   MARKET         GRANT DATE
                               OPTIONS      EMPLOYEES IN        PRICE     EXPIRATION    VALUE ON         PRESENT
           NAME              GRANTED(1)    FISCAL YEAR(2)    ($/SHARE)(3)    DATE      GRANT DATE      VALUE ($)(4)
---------------------------  -----------  -----------------  -----------  -----------  -----------  ------------------
Lewis E. Platt.............     200,000             1.9%      $   61.75     Nov. 2007   $   61.75     $    4,384,000
Robert P. Wayman...........      70,000             0.7%      $   61.75     Nov. 2007   $   61.75     $    1,534,400
Edward W. Barnholt.........      60,000             0.6%      $   61.75     Nov. 2007   $   61.75     $    1,315,200
Joel S. Birnbaum...........      35,000             0.3%      $   61.75     Nov. 2007   $   61.75     $      767,200
Carolyn M. Ticknor.........      15,000             0.1%      $   61.75     Nov. 2007   $   61.75     $      328,800

------------------------

(1) The options granted in fiscal 1998 are exercisable 25% after the first year, 50% after the second year, 75% after the third year, and 100% after the fourth year.

(2) HP granted options representing 10,648,000 shares to employees in fiscal
    1998.

(3) The exercise price may be paid by delivery of already-owned shares and tax withholding obligations related to exercise may be paid by offset of the underlying shares, subject to certain conditions.

(4) HP used a modified Black-Scholes model of option valuation to determine grant date present value. HP does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option. Calculations for the named officers are based on a seven-year option term, which reflects HP's experience that its options, on average, are exercised within seven years of grant. Other assumptions used for the valuations are: interest rate of 5.38%; annual dividend yield of 1.0%; and volatility of 30%. The resulting values are reduced by 9% to reflect the Company's experience with forfeitures.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

    The following table provides information on option exercises in fiscal 1998 by each of the named executive officers and the values of each of such officer's unexercised options at October 31, 1998.

                                                              NUMBER OF SECURITIES
                                                                   UNDERLYING          VALUE OF UNEXERCISED IN-THE-
                                 NUMBER OF                   UNEXERCISED OPTIONS AT          MONEY OPTIONS AT
                                  SHARES                        FISCAL YEAR-END             FISCAL YEAR-END(1)
                                ACQUIRED ON     VALUE      --------------------------  ----------------------------
             NAME                EXERCISE      REALIZED    EXERCISABLE  UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
------------------------------  -----------  ------------  -----------  -------------  -------------  -------------
Lewis E. Platt................      16,000   $    852,320     801,428        422,500   $  32,926,490   $ 3,267,025
Robert P. Wayman..............      20,000   $  1,081,000     378,998        141,250   $  16,527,021   $ 1,155,963
Edward W. Barnholt............      20,000   $  1,035,600     218,288        110,000   $   9,113,541   $   824,450
Joel S. Birnbaum..............      24,000   $  1,282,920     106,456         67,500   $   4,091,378   $   520,725
Carolyn M. Ticknor............      24,800   $  1,316,832      17,000         42,000   $     216,330   $   290,430

------------------------

(1) The value of unexercised options is based upon the difference between the exercise price and the average of the high and low market prices on October 30, 1998 of $59.91.

                                 PENSION PLANS

    The following table shows the estimated annual benefits payable upon retirement to HP employees in the United States under the Company's Deferred Profit-Sharing Plan (the "Deferred Plan") and the Company's Retirement Plan (the "Retirement Plan"), as well as the Company's Excess Benefit Retirement Plan (the "Excess Benefit Plan").

                   ESTIMATED ANNUAL RETIREMENT BENEFITS(1)(2)

   HIGHEST
  FIVE-YEAR        15          20          25           30
   AVERAGE      YEARS OF    YEARS OF    YEARS OF     YEARS OF
COMPENSATION    SERVICE     SERVICE     SERVICE      SERVICE
-------------  ----------  ----------  ----------  ------------
4$00,000.....  $   87,207  $  116,276  $  145,345  $    174,414
600,000.....      132,207     176,276     220,345       264,414
800,000.....      177,207     236,276     295,345       354,414
1,000,000...      222,207     296,276     370,345       444,414
1,200,000...      267,207     356,276     445,345       534,414
1,400,000...      312,207     416,276     520,345       624,414
1,600,000...      357,207     476,276     595,345       714,414
1,800,000...      402,207     536,276     670,345       804,414
2,000,000...      447,207     596,276     745,345       894,414
2,200,000...      492,207     656,276     820,345       984,414
2,400,000...      537,207     716,276     895,345     1,074,414

------------------------

(1) Amounts exceeding $130,000 would be paid pursuant to the Excess Benefit
    Plan.

(2) Effective November 1, 1997, no more than $160,000 (as adjusted from time to time by the Internal Revenue Service) of cash compensation may be taken into account in calculating benefits payable under the Retirement Plan.

    The compensation covered by the plans whose benefits are summarized in the table above equals base pay. The covered compensation for each of the executive officers named in the Summary Compensation Table is the highest five-year average of the amounts shown in the "Salary" column of that table. Effective November 1, 1997, the compensation covered by the above referenced plans for any HP officer who participates in the Company's 1998 Variable Pay Plan or the Company's 1999 Variable Pay Plan shall be the "total targeted cash compensation" as defined under each of such variable pay plans.

    Officers named in the Summary Compensation Table have been credited with the following years of service: Mr. Platt, 30 years; Mr. Wayman, 29 years; Mr. Barnholt, 30 years; Dr. Birnbaum, 18 years; and Ms. Ticknor, 21 years.

    Retirement benefits shown are payable at age 65 in the form of a single life annuity to the employee and reflect the maximum offset allowance currently in effect under Section 401(1) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), to compute the offset for such benefits under the plans. For purposes of calculating the benefit, an employee may not be credited with more than 30 years of service.

                       OFFICERS EARLY RETIREMENT PLAN(1)

    The following table shows the fully vested estimated annual benefits payable upon retirement to board-elected HP officers in the United States under the Company's Officers Early Retirement Plan (the "Officers Plan"). Effective for officers elected on or after November 1, 1993, an officer must work five years after election as an officer to be fully vested under the Officers Plan unless the Board approves a shorter period.

                   15          20          25          30          35
    FINAL       YEARS OF    YEARS OF    YEARS OF    YEARS OF    YEARS OF
COMPENSATION    SERVICE     SERVICE     SERVICE     SERVICE     SERVICE
-------------  ----------  ----------  ----------  ----------  ----------
4$00,000.....  $  120,000  $  140,000  $  160,000  $  180,000  $  200,000
600,000.....      180,000     210,000     240,000     270,000     300,000
800,000.....      240,000     280,000     320,000     360,000     400,000
1,000,000...      300,000     350,000     400,000     450,000     500,000
1,200,000...      360,000     420,000     480,000     540,000     600,000
1,400,000...      420,000     490,000     560,000     630,000     700,000
1,600,000...      480,000     560,000     640,000     720,000     800,000
1,800,000...      540,000     630,000     720,000     810,000     900,000
2,000,000...      600,000     700,000     800,000     900,000   1,000,000
2,200,000...      660,000     770,000     880,000     990,000   1,100,000
2,400,000...      720,000     840,000     960,000   1,080,000   1,200,000

------------------------

(1) Benefits start no earlier than age 60, unless earlier benefits are approved by the Board, and end upon reaching age 65. Annual benefits shown in the table assume retirement at age 60. Benefits which start before age 60 are reduced.

    Under the Officers Plan, officers may retire at age 60, or earlier if approved by the Company's Board of Directors. In addition to standard retirement benefits, a retiring officer receives under the Officers Plan a percentage of his annual salary at retirement until age 65, at which time any benefits under the Officers Plan terminate. The benefits are not subject to deduction for any offset amounts other than Company-funded disability benefits. The percentage of salary received by an officer retiring before age 65 is based on a formula that includes age, date of election as an officer and years of service as factors.

    The compensation covered by the Officers Plan is the retiring officer's base rate of pay (the "Rate of Pay") averaged over the last four fiscal quarters of active employment with the Company. The Rate of Pay for a retiring officer would equal the rate used to determine the amount in the "Salary" column of the Company's Summary Compensation Table. To the extent an HP officer covered under the Officers Plan is a participant in the Company's 1998 Variable Pay Plan or the Company's 1999 Variable Pay Plan, the compensation amounts used to determine "final compensation" shall be the retiring officer's "total targeted cash compensation" as defined in each of such variable pay plans averaged over the last four fiscal quarters of active employment with the Company.

    As of October 31, 1998, each of the named executive officers was credited with the following years of service: Mr. Platt, 32 years; Mr. Wayman, 29 years; Mr. Barnholt, 31 years; Dr. Birnbaum, 17 years; and Ms. Ticknor, 21 years.

                      REPORT OF THE COMPENSATION COMMITTEE

    The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee, which is comprised of non-employee directors, is responsible for approving and reporting to the Board on all elements of compensation for elected corporate officers. The Committee has furnished the following report on executive compensation.

                            COMPENSATION PHILOSOPHY

The goals of the executive compensation program are to align compensation with business objectives and performance, and to enable HP to attract, retain and reward executives whose contributions are critical to its long-term success. Our compensation program for executive officers is based on the same four compensation principles applicable worldwide to all employees:

    - HP pays competitively

    - HP pays for sustained performance

    - HP strives for fairness in the administration of pay

    - Employees should understand HP's job performance evaluation and compensation administration processes

HP uses the following process to assess the performance of an employee:

    - At the beginning of the performance cycle, the evaluating manager and the employee set and agree upon objectives and key goals for the near-term and the long-term.

    - The evaluating manager provides the employee with ongoing feedback on performance.

    - At the end of the performance cycle, the manager evaluates the accomplishment of objectives and key goals.

    - The manager compares the employee's performance to the performance of peers within HP and, for executive officers, to the performance of external competitors.

    - The evaluating manager communicates the comparative results to the employee.

    - The comparative results affect decisions on targeted total cash compensation for such employee and, if applicable, stock incentives.

                        EXECUTIVE COMPENSATION PRACTICES

Each year, we survey the executive compensation practices of approximately fifty companies (the "Surveyed Companies"), 50% of which are in the S&P High Technology Composite Index (the "S&P High Tech Index") and the remaining 50% are other "Fortune 100" companies which are included within the S&P 500 Index. Our practice is to target total direct compensation levels for HP executives at the 50th percentile of total direct compensation for executives at the Surveyed Companies. Total direct compensation includes Targeted Total Cash Compensation, Variable Pay, Cash-Profit Sharing and Long-Term Equity-Based Incentive Awards, as described below. Currently, at least 60% of an executive's total direct compensation is delivered via long-term equity-based incentive awards. The targeted total direct compensation for each executive officer is established each year based on (1) a compensation range which corresponds to the executive's job responsibilities and (2) the executive officer's overall individual performance. Overall individual performance is measured against the following factors:

- long-term strategic goals,

- short-term business goals,

- profitability,

- customer satisfaction,

- new business creation,

- the development of employees, and

- the fostering of teamwork and other HP values.

In both setting goals and measuring an executive officer's performance against those goals, HP considers the performance of its competitors and general economic and market conditions. None of the factors included in our company's strategic and business goals is assigned a specific weight. Instead, we recognize that the relative importance of these factors may change in order to better adapt HP's operations to specific business challenges and to changing economic and marketplace conditions.

Historically, HP has employed a consistent methodology for determining compensation across all levels of the organization. In fiscal 1998, we introduced a variable pay program and adopted a Variable Pay Plan (the "1998 Variable Pay Plan") for certain HP executive officers. As described below, the variable pay program places a portion of the executive's targeted total cash compensation "at risk" and provides certain additional "upside" compensation opportunities dependent on HP's actual performance. To date, the variable pay program has been an experiment in performance-based cash compensation programs for a small number of executive officers. As described on pages 9 through 10 of this Proxy Statement, we have expanded the variable pay program to include a larger group of HP's executives and managers and adopted a new plan (the "1999 Variable Pay Plan"). At the beginning of fiscal 1999, 84 of our top business, sales and corporate managers were designated to participate in this expanded program. The expansion of performance-based compensation does not reflect a change in HP's overall compensation philosophy; however, it does reflect our company's interest in exploring compensation delivery alternatives in order to ensure the best alignment between performance and reward.

COMPONENTS OF EXECUTIVE COMPENSATION

The compensation program for executive officers consists of the following 4 components:

- Targeted Total Cash Compensation ("TTCC")

- Variable Pay

- Cash Profit-Sharing

- Equity-Based Compensation

    - TARGETED TOTAL CASH COMPENSATION

     TTCC represents that portion of annual cash compensation, other than cash profit-sharing, which we target for executive officers to receive during the fiscal year. For each executive officer, TTCC is established in accordance with the executive compensation practices described above. The executive's TTCC will be set above, at or below the midpoint of the relevant compensation range depending on the executive's overall individual performance. For executives who did not participate in the 1998 Variable Pay Plan, TTCC represents the actual annual cash compensation, other than cash profit-sharing, earned by such executive during fiscal 1998.

    - VARIABLE PAY

     During fiscal 1998, our CEO and Executive Vice Presidents participated in the 1998 Variable Pay Plan. The 1998 Variable Pay Plan placed a portion of the executive's TTCC "at risk" and provided certain additional "upside" cash compensation opportunities dependent on HP's actual performance. Under the terms of the 1998 Variable Pay Plan, a portion of the participating executive's TTCC was designated as a variable pay component. The variable pay component was equal to the greater of: (a) 10% of TTCC or (b) 100% of every dollar of TTCC that exceeds $1 million. Depending upon the degree to which pre-determined performance metrics are met or exceeded, we may award the participating executive between 0% and 200% of the variable pay component as cash compensation. For fiscal 1998, the performance metrics established by us were based on the total shareholder return realized by holding HP common stock (assuming the reinvestment of dividends) relative to the total shareholder return of the S&P High Tech Index. In November 1998, we reviewed the Company's fiscal 1998 total shareholder return and, based on the pre-established performance metric, determined that 80% of the variable pay component had been earned by the 1998 Variable Pay Plan participants. As a result, the actual annual cash compensation for participants in the 1998 Variable Pay Plan was less than their TTCC for fiscal 1998.

    - CASH PROFIT-SHARING

     HP has a worldwide profit-sharing plan under which it distributes a portion of HP's profits to all employees, including executive officers, who have been employed continuously for at least six months. HP believes that all employees share the responsibility of achieving profits. The same profit-sharing percentage applies to each employee worldwide, with the payment determined twice per year by applying this percentage to the individual's TTCC. The profit sharing percentage is determined using a formula which combines a percentage of HP's return on assets with a percentage of its revenue growth in order to align profit-sharing with the way we measure our company's performance.

    - LONG-TERM, EQUITY-BASED INCENTIVE AWARDS

     The long-term equity-based compensation program consists of stock options and restricted stock grants. The purpose of this program is to provide additional long-term incentives to our executives to maximize shareholder value. We also recognize that a stock incentive program is a necessary element of a competitive compensation package for the Company's executive employees.

     During fiscal 1998, we made stock option grants to each of the Company's executive officers under HP's 1995 Incentive Stock Plan. Each grant allows the officer to acquire, subject to the completion of a vesting period, shares of HP's common stock at a fixed price per share (the market price on the grant date) over a ten-year period. The option grant vests in periodic installments over a four-year period, contingent upon the executive officer's continued employment with HP. In determining the size of a stock option award for an executive officer, our primary considerations are the performance of the executive officer and the grant value of the award. The performance of the executive officer is evaluated in accordance with the above-described executive compensation practices. Based upon a review of the cash and equity components of compensation from the Surveyed Companies, we then determine what portion of total direct compensation should be delivered to an executive officer in the form of stock options.

     We also granted performance-based and time-based restricted stock pursuant to HP's 1995 Incentive Stock Plan. Performance-based restricted stock will vest only to the extent that HP achieves stated performance goals with respect to earnings per share and return on assets over a three-year period. In connection with the grant of such performance-based restricted stock, our executives are also eligible for additional shares of unrestricted stock if HP, over the relevant three-year period, exceeds stated goals with respect to earnings per share and return on assets. In order to serve as a retention incentive, time-based restricted stock will vest only as long as the executive remains employed by HP.

CORPORATE TAX DEDUCTION ON COMPENSATION IN EXCESS OF $1 MILLION A YEAR

Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the company's Chief Executive Officer or any of the four other most highly compensated executive officers. Certain performance-based compensation, however, is specifically exempt from the deduction limit. HP's 1995 Incentive Stock Plan, 1998 Variable Pay Plan and, assuming stockholder approval as described on pages 9 through 10 of this Proxy Statement, the 1999 Variable Pay Plan, have been structured so that any compensation paid pursuant to such plans should not be subject to these deductibility limitations.

STOCK OWNERSHIP GUIDELINES

Stock ownership guidelines have been established for executive officers to increase their equity stake in HP and more closely align their interests with those of our shareholders. These guidelines provide that the CEO should attain an investment position in HP's stock equal to five times his TTCC and all other executive officers should attain an investment position equal to three times their TTCC.

CEO COMPENSATION

Lewis E. Platt has been President and Chief Executive Officer ("CEO") of HP since November 1, 1992 and Chairman of the Board since September 1993. We used the same executive compensation practices described above to determine Mr. Platt's fiscal 1998 compensation. In setting both the cash-based and equity-based elements of Mr. Platt's compensation, we made an overall assessment of Mr. Platt's leadership in achieving HP's near-term and long-term strategic, operational and business goals. Mr. Platt's TTCC reflects a consideration of both competitive forces and HP's performance. We have not assigned specific weights to these categories.

COMPETITIVE FORCES

We surveyed the total direct compensation for chief executive officers of the Surveyed Companies. When setting total direct CEO compensation, we believe that it is especially relevant to review companies that are not a part of the S&P High Tech Index because of the possibility that a company outside of one industry may recruit a CEO from another industry. Based upon the Surveyed Companies data, we determine a median around which we build a competitive range of total direct compensation for the CEO. As a result of this review, we concluded that Mr. Platt's TTCC was in the low end of the competitive market and that his total direct compensation was competitive for CEOs running companies comparable in size and complexity to HP.

COMPANY PERFORMANCE

We considered HP's financial and business results compared to other companies within the high-technology industry, HP's financial performance relative to its financial performance in prior periods, HP's progress in the promotion of women and minorities, our employee survey scores relative to industry norms, the fact that HP does not have a Chief Operating Officer ("COO") so that Mr. Platt assumes the additional responsibilities of a COO, as well as Mr. Platt's performance ranking and total direct compensation history.

RESULTS

At our November 1997 meeting, we reviewed Mr. Platt's salary and, following a review of the above factors and the adoption of the 1998 Variable Pay Plan, decided to increase Mr. Platt's TTCC for fiscal 1998 to $2,000,000 from his TTCC in fiscal 1997 of $1,700,000. However, pursuant to the 1998 Variable Pay Plan, we placed $1,000,000 of Mr. Platt's $2,000,000 TTCC "at risk". That is, Mr. Platt would only receive the "at risk" portion of his TTCC upon attainment of certain performance objectives. In addition, Mr. Platt would also, under the terms of the 1998 Variable Pay Plan, be entitled to receive up to an additional $1,000,000 beyond his TTCC in the event the performance objectives were exceeded. During our November 1997 meeting, we established that the fiscal 1998 performance objectives under the 1998 Variable Pay Plan for Mr. Platt would be based on the total shareholder return realized by holding HP's common stock (assuming the reinvestment of dividends) relative to the total shareholder return of the S&P High Tech Index. In November 1998, we reviewed HP's fiscal 1998 total shareholder return and, based on the pre-established metric, determined that Mr. Platt had earned 80% of the at risk portion of his TTCC and thus awarded Mr. Platt $800,000. Mr. Platt's actual annual cash compensation was $200,000 lower than his TTCC for fiscal 1998.

CASH PROFIT SHARING

For fiscal 1998, Mr. Platt received compensation under our cash-profit sharing program in the following amounts: $70,600 for HP's fiscal 1998 first-half results and $40,100 for its fiscal 1998 second-half results.

STOCK OPTIONS; PERFORMANCE-BASED RESTRICTED STOCK

In determining Mr. Platt's stock incentive awards, we followed the same policy described above for other executive officers.

FISCAL 1998 GRANTS OF STOCK OPTIONS AND PERFORMANCE-BASED RESTRICTED STOCK

In November 1997, we granted Mr. Platt an option to purchase 200,000 shares of HP common stock with an exercise price equal to the fair market value of HP common stock on the date of grant. In granting the option to Mr. Platt, we reviewed the option grant value pursuant to the guidelines described above under "Long-Term, Equity-Based Incentive Awards", evaluated Mr. Platt's performance against the performance criteria described above under "Company Performance" and considered competitive data showing total direct compensation for Mr. Platt and comparable chief executive officers. In November 1997, we also granted Mr. Platt 35,000 shares of performance-based restricted stock. Any entitlement to delivery of shares after the three-year performance period ending October 31, 2000 will depend on whether HP meets certain goals with respect to earnings per share and return on assets. To the extent HP exceeds these goals, Mr. Platt may receive additional shares of unrestricted stock. In determining this award, we considered Mr. Platt's performance and the size of the grant as compared to the size of grants to Mr. Platt's senior staff executives. Working within these parameters, we made an assessment that an award of 35,000 performance-based restricted shares to Mr. Platt was appropriate.

ACTIONS IN CONNECTION WITH 1995 AND 1996 GRANTS OF PERFORMANCE-BASED RESTRICTED STOCK

NOVEMBER 1997 MEETING

In November 1997, we reviewed the results for the three-year performance period ended October 31, 1997 to determine to what extent the performance objectives associated with performance-based restricted stock granted in fiscal 1995 had been met. We determined that under the terms of such grant, the 80,000 shares of performance-based restricted stock granted to Mr. Platt had fully vested. The amount of compensation delivered to Mr. Platt in connection with these 80,000 shares (such share number adjusted to reflect the two-for-one stock splits which occurred in fiscal 1995 and fiscal 1996) was previously reported in fiscal 1995, the fiscal year of the grant. We also determined that, under the terms of the 1995 grant agreement, Mr. Platt was entitled to 40,000 shares of additional unrestricted stock because the performance objectives had been exceeded. The value of the 40,000 shares of unrestricted stock was $2,470,000 based on the price of HP's stock on the date we approved the award in November 1997. The award of the 40,000 shares of additional unrestricted stock is reported in this proxy statement as compensation for fiscal 1997, the fiscal year in which the performance period was completed.

NOVEMBER 1998 MEETING

During November 1998, we reviewed the results for the three year performance period ended October 31, 1998 to determine to what extent the performance objectives associated with the performance-based restricted stock granted in fiscal 1996 had been met. We determined that the performance objectives had not been met and that, under the terms of such grant, Mr. Platt was required to forfeit 52,500 shares (75%) of the 70,000 shares (such share numbers adjusted to reflect the two-for-one stock split which occurred in fiscal 1996) of performance-based restricted stock granted and originally reported in fiscal 1996. The value of the 52,500 forfeited shares was $2,360,925 based on the price of HP's stock on the date we granted the restricted stock award in 1996 and $3,107,475 based upon the price of HP's stock on the date we approved the forfeiture in November 1998. The forfeiture is reported in this proxy statement as negative compensation for fiscal 1998, the fiscal year in which the performance period was completed.

COMPENSATION COMMITTEE

Susan P. Orr, Chair
Thomas E. Everhart
John B. Fery
Sam Ginn
David M. Lawrence

                            STOCK PERFORMANCE GRAPH

    The graph below shows the five-year cumulative total shareholder return assuming the investment of $100 on October 31, 1993 (and the reinvestment of dividends thereafter) in each of HP common stock, the S&P 500 Index and the S&P Technology Sector Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            HEWLETT-PACKARD COMPANY    S & P 500   S & P TECHNOLOGY SECTOR
Oct-93                       $100.00      $100.00                  $100.00
Oct-94                       $134.69      $103.87                  $121.38
Oct-95                       $257.68      $131.33                  $183.82
Oct-96                       $247.83      $162.98                  $222.40
Oct-97                       $349.29      $215.32                  $324.28
Oct-98                       $345.03      $262.66                  $430.47

                 ADDITIONAL QUESTIONS AND INFORMATION REGARDING
                  THE ANNUAL MEETING AND STOCKHOLDER PROPOSALS

       Q:  WHAT HAPPENS IF ADDITIONAL PROPOSALS
           ARE PRESENTED AT THE MEETING?

       A:  Other than the 3 proposals described in
           this proxy statement, we do not expect
           any matters to be presented for a vote
           at the annual meeting. If you grant a
           proxy, the persons named as proxy
           holders, Lewis E. Platt, HP's Chairman
           and CEO, and D. Craig Nordlund, HP's
           Associate General Counsel and
           Secretary, will have the discretion to
           vote your shares on any additional
           matters properly presented for a vote
           at the meeting. If for any unforeseen
           reason any of our nominees is not
           available as a candidate for director,
           the persons named as proxy holders will
           vote your proxy for such other
           candidate or candidates as may be
           nominated by the Board of Directors.

       Q:  WHAT CLASS OF SHARES ARE ENTITLED TO BE
           VOTED?

       A:  Each share of our common stock
           outstanding as of the close of business
           on December 28, 1998, the RECORD DATE,
           is entitled to one vote at the annual
           meeting. On the RECORD DATE, we had
           approximately 1,015,098,000 shares of
           common stock issued and outstanding.

       Q:  WHAT IS THE QUORUM REQUIREMENT FOR THE
           MEETING?

       A:  The quorum requirement for holding the
           meeting and transacting business is a
           majority of the outstanding shares
           entitled to be voted. The shares may be
           present in person or represented by
           proxy at the meeting. Both abstentions
           and broker non-votes are counted as
           present for the purpose of determining
           the presence of a quorum. Generally,
           broker non-votes occur when shares held
           by a broker for a beneficial owner are
           not voted with respect to a particular
           proposal because (1) the broker has not
           received voting instructions from the
           beneficial owner and (2) the broker
           lacks discretionary voting power to
           vote such shares.

       Q:  IS CUMULATIVE VOTING PERMITTED FOR THE
           ELECTION OF DIRECTORS?

       A:  In the election of directors, you may
           elect to cumulate your vote. Cumulative
           voting will allow you to allocate, as
           you see fit, the total number of votes
           equal to the number of director
           positions to be filled multiplied by
           the number of shares held by you. Thus,
           if you own 1 share of stock, you could
           allocate 14 "FOR" votes (14 X 1) to as
           few or as many persons you choose.
           Cumulative voting only applies to the
           election of directors. If you choose to
           cumulate your votes, you will need to
           make an explicit statement of your
           intent to do so, either by so
           indicating in writing on the proxy card
           or by stating so when voting at the
           annual meeting.

       Q:  WHO WILL COUNT THE VOTE?

       A:  A representative of Harris Trust and
           Savings Bank, HP's transfer agent, will
           tabulate the votes and act as the
           inspector of election.

       Q:  IS MY VOTE CONFIDENTIAL?

       A:  Proxy instructions, ballots and voting
           tabulations that identify individual
           stockholders are handled in a manner
           that protects your voting privacy. Your
           vote will not be disclosed either
           within HP or to third parties except
           (1) as necessary to meet applicable
           legal requirements, (2) to allow for
           the tabulation of votes and
           certification of the vote, or (3) to
           facilitate a successful proxy
           solicitation by our Board.
           Occasionally, stockholders provide
           written comments on their proxy card
           which are then forwarded to HP
           management.

       Q:  WHO WILL BEAR THE COST OF SOLICITING
           VOTES FOR THE MEETING?

       A:  HP will pay the entire cost of
           preparing, assembling, printing,
           mailing and distributing these proxy
           materials, except that certain expenses
           for Internet access will be incurred by
           you if you choose to access the proxy
           materials and/or vote over the
           Internet. In addition to the mailing of
           these proxy materials, the solicitation
           of proxies or votes may be made in
           person, by telephone or by electronic
           communication by our directors,
           officers, and employees, who will not
           receive any additional compensation for
           such solicitation activities. We also
           have hired Corporate Investor
           Communications, Inc. ("CIC") to assist
           us in the distribution of proxy
           materials and the solicitation of
           votes. We will pay CIC a fee of $12,000
           plus expenses for these services. We
           will also reimburse brokerage houses
           and other custodians, nominees and
           fiduciaries for their reasonable
           out-of-pocket expenses for forwarding
           proxy and solicitation materials to
           stockholders.

       Q:  MAY I PROPOSE ACTIONS FOR CONSIDERATION
           AT NEXT YEAR'S ANNUAL MEETING OF
           STOCKHOLDERS OR NOMINATE INDIVIDUALS TO
           SERVE AS DIRECTORS?

       A:  You may submit proposals for
           consideration at future stockholder
           meetings, including director
           nominations.

           STOCKHOLDER PROPOSALS: In order for a
           stockholder proposal to be considered
           for inclusion in HP's proxy statement
           for next year's annual meeting, the
           written proposal must be received by HP
           no later than
           September 14, 1999. Such proposals also
           will need to comply with Securities and
           Exchange Commission regulations
           regarding the inclusion of stockholder
           proposals in company sponsored proxy
           materials. Similarly, in order for a
           stockholder proposal to be raised from
           the floor during next year's annual
           meeting, written notice must be
           received by HP no later than September
           14, 1999 and shall contain such
           information as required under our
           Bylaws.

           NOMINATION OF DIRECTOR CANDIDATES: You
           may propose director candidates for
           consideration by our Board's
           Organization Review and Nominating
           Committee. In addition, our Bylaws
           permit stockholders to nominate
           directors at a stockholder meeting. In
           order to make a director nomination at
           a stockholder meeting it is necessary
           that you notify HP not fewer than 120
           days in advance of the day specified in
           our proxy statement for the prior
           year's annual meeting of stockholders.
           Thus, since January 12, is specified as
           the mailing date in this year's proxy
           statement, in order for any such
           nomination notice to be timely for next
           year's annual meeting, it must be
           received by HP not later than September
           14, 1999 (i.e., 120 days prior to
           January 12). In addition, the notice
           must meet all other requirements
           contained in our Bylaws.

           COPY OF BYLAW PROVISIONS: You may
           contact the HP Corporate Secretary at
           our Company headquarters for a copy of
           the relevant Bylaw provisions regarding
           the requirements for making stockholder
           proposals and nominating director
           candidates.

           By Order of the Board of Directors

           /s/ D. CRAIG NORDLUND
           D. CRAIG NORDLUND
           Associate General Counsel and Secretary
           Dated: January 12, 1999

                                   APPENDIX A

                 HEWLETT-PACKARD COMPANY 1999 VARIABLE PAY PLAN

     1. PURPOSE. The purpose of the 1999 Hewlett-Packard Company Variable Pay Plan is to provide certain employees of Hewlett-Packard Company and its subsidiaries with incentive compensation based upon the level of achievement of financial, business and other performance criteria.

     2. DEFINITIONS. As used in the Plan, the following terms shall have the meanings set forth below:

    (a) "AFM" shall mean the Company's Accounting and Financial Manual, as posted from time to time on the Company's internal web site.

    (b) "AFFILIATE" shall mean (i) any entity that, directly or indirectly, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

    (c) "AWARD" shall mean a cash payment, which may be in addition to Base Salary, made pursuant to the Plan with respect to a particular Performance Period. The amount of an Award may be less than, equal to, or greater than the Target Award; PROVIDED, HOWEVER, that an Award shall not be greater than an amount equal to three hundred percent (300%) of the Target Award.

    (d) "BASE SALARY" shall be the amount derived by subtracting the Target Award from TTCC.

    (e) "BOARD" shall mean the Board of Directors of the Company.

    (f) "CODE" shall mean the Internal Revenue Code of 1986 and the regulations promulgated thereunder, all as amended from time to time, and any successors thereto.

    (g) "COMMITTEE" shall mean the Committee designated pursuant to Section 4 of the Plan.

    (h) "COMPANY" shall mean Hewlett-Packard Company, a Delaware corporation.

    (i) "COVERED OFFICER" shall mean at any date (i) any individual who with respect to the previous taxable year of the Company, was a "covered employee" of the Company within the meaning of Section 162(m); provided, however that the term "Covered Officer" shall not include any such individual who is designated by the Committee, in its sole discretion, at the time of any Award or at any subsequent time, as reasonably expected not to be such a "covered employee" with respect to the then current taxable year of the Company, and (ii) any individual who is designated by the Committee, in its sole discretion, at the time of any Award or at any subsequent time, as reasonably expected to be such a "covered employee" with respect to the then current taxable year of the Company or with respect to the taxable year of the Company in which any applicable Award will be paid.

    (j) "EVA DOLLARS" shall be as defined in the AFM at the start of the Performance Period.

    (k) "NET ORDER DOLLARS" shall be as defined in the Company's Corporate Marketing Policy, as posted on the Company's internal web site at the start of the Performance Period.

    (l) "NET PROFIT DOLLARS" shall be as defined in the AFM at the start of the Performance Period.

    (m) "NET REVENUE DOLLARS" shall be as defined in the AFM at the start of the Performance Period.

    (n) "PARTICIPANT" shall mean each salaried employee of the Company or its Affiliates in active service whose position is designated by the Committee as eligible for participation in the Plan; PROVIDED, HOWEVER, that Participants must be selected prior to the Predetermination Date.

    (o) "PERCENT AT RISK" shall mean that percentage of a Participant's Target Pay that the Committee determines by the Predetermination Date to be at risk under the Plan.

    (p) "PERFORMANCE MEASURE" shall mean any measurable criteria tied to the Company's success that the Committee may determine, including EVA Dollars, Net Order Dollars, Net Profit Dollars, Net Revenue Dollars, individual performance, earnings per share, return on assets, return on equity, other Company and business unit financial objectives, customer satisfaction indicators and operational efficiency measures.

    (q) "PERFORMANCE PERIOD" shall mean a six-month period of time based upon the halves of the Company's fiscal year, or such other time period as shall be determined by the Committee.

    (r) "PLAN" shall mean the Hewlett-Packard Company 1999 Variable Pay Plan as amended from time to time.

    (s) "PREDETERMINATION DATE" shall mean (i) a date not later than the expiration of 25% of the Performance Period, provided that the satisfaction of selected Performance Measures is substantially uncertain at such time, or (ii) such other date on which a performance goal is considered to be pre-established pursuant to Section 162(m).

    (t) "SECTION 162(M)" shall mean Section 162(m) of the Code.

    (u) "TARGET AWARD" shall mean an Award level that may be paid if 100% of all applicable Performance Measures are achieved in the Performance Period. The Target Award added to Base Salary shall equal a Participant's TTCC for such Performance Period.

    (v) "TTCC" or "TARGET PAY" shall mean targeted total cash compensation for a Participant, as determined by the Committee by the end of November, the first month of the Company's fiscal year.

     3. ELIGIBILITY. Persons employed by the Company or any of its Affiliates during a Performance Period and in active service are eligible to be Participants under the Plan for such Performance Period (whether or not so employed or living at the date an Award is made) and may be considered by the Committee for an Award. A Participant is not rendered ineligible to be a Participant by reason of being a member of the Board. Notwithstanding anything herein to the contrary, the Committee shall have sole discretion to designate or approve the Participants for any given Performance Period.

     4.  ADMINISTRATION.

    (a) Unless otherwise designated by the Board, the Compensation Committee of the Board shall be the Committee under the Plan. A director may serve as a member or an alternate member of the Committee only during periods in which the director is an "outside director" as described in Section 162(m). The Committee shall have full power and authority to construe, interpret and administer the Plan. It may issue rules and regulations for administration of the Plan and shall meet at such times and places as it may determine. A majority of the members of the Committee shall constitute a quorum and all decisions of the Committee shall be final, conclusive and binding upon all parties, including the Company, its stockholders, employees and Participants. In the case of Participants who are not Covered Officers, the Committee may empower certain person(s) or a committee to administer the Plan, whose decisions shall similarly be final, conclusive and binding upon all parties.

    (b) The expenses of the administration of the Plan shall be borne by the Company.

     5. TERM. The Plan shall be effective as of November 1, 1998 and shall be applicable for future fiscal years of the Company unless amended or terminated by the Board or the Committee pursuant to Section 10(e).

     6. AWARDS. Prior to the Predetermination Date, the Committee shall designate or approve (i) the employees who will be Participants for a Performance Period, (ii) the maximum Awards, the Target Awards, the Percent At Risk and the applicable Performance Measures for each Participant, (iii) the percentages allocated to each Participant for each Performance Measure, and (iv) the Performance Period. Notwithstanding the foregoing, all Performance Measures pertaining to any Covered Officer shall be of such a nature that an objective third party having knowledge of all the relevant facts could determine whether performance results with respect to such Performance Measures have been achieved.

     7.  DETERMINATION OF AMOUNT OF AWARD.

    (a) CALCULATION. Within 30 days after the end of the relevant Performance Period, the Committee, or, in the case of an Award to a Participant who is not a Covered Officer, the person(s) or committee empowered by the Committee or the Board, shall determine the amount of the Award for each Participant by:

       (i) Determining the actual performance results for each Performance Measure;

       (ii) Determining the amount to which each Participant is entitled based on the percentage allocated by the Committee to each Performance Measure against the Target Award for each Participant; and

       (iii) Certifying by resolution duly adopted by the Committee (or by the person(s) or committee empowered by the Committee in the case of Participants who are not Covered Officers) the value of the Award for each Participant so determined.

    (b) ADJUSTMENTS TO AWARDS. In its sole discretion, the Committee may, but is not required to, make an adjustment to a Participant's Award to take into account: (i) aggregate out-of-pocket purchase price amounts paid for all acquisitions and investments that (A) closed in the applicable Performance Period, (B) were not taken into account already in the Participant's Performance Measures for such period, and (C) exceeded U.S. $50 million, and (ii) the effect of any major change in U.S. accounting principles in the applicable Performance Period.

    (c) NO ADJUSTMENTS FOR COVERED OFFICERS. Notwithstanding the provisions of
       Section 7(b) above, any adjustments made in accordance with or for the purposes of Section 7(b) shall be disregarded for purposes of calculating the Award to any Covered Officer to the extent that such adjustments would have the effect of increasing such Award.

    (d) COMMITTEE DISCRETION. In addition, the Committee may, in the exercise of its sole discretion and based on any factors the Committee deems appropriate, reduce or eliminate to zero the amount of an Award to a Participant otherwise calculated in accordance with the provisions of
       Section 7(a) prior to payment thereof. The Committee shall make a determination of whether and to what extent to reduce Awards under the Plan for each Performance Period at such time or times following the close of the Performance Period as the Committee shall deem appropriate. The reduction in the amount of an Award to a Participant for a Performance Period shall have no effect on the amount of the Award to any other Participant for such period.

    (e) MAXIMUM. Notwithstanding any other provision of this Plan, the maximum Award that may be paid to a Covered Officer under the Plan with respect to a particular Performance Period is $4 million. To the extent the period of time defining a Performance Period is changed by the Committee, then the maximum Award that may be paid to a Covered Officer under the Plan is an amount that bears the same pro rata relationship to the new period of time as the above amount does to the current six-month Performance Period as set by the Committee.

     8.  PAYMENT OF AWARDS.

    (a) Payment of an Award to a Participant shall be made in a single, lump-sum cash payment as soon as practicable after determination of the amount of the Award under Section 7 above, except to the extent a Participant has made a timely election to defer the payment of all or any part of such Award under the Hewlett-Packard Company Executive Deferred Compensation Plan.

    (b) The payment of an Award for the applicable Performance Period requires that the employee be on the Company's payroll as of the end of such Performance Period. The Committee may make exceptions to this requirement in the case of retirement, death or disability, as determined by the Committee in its sole discretion. No Award shall be paid unless and until the Committee has certified in writing the amount to be paid under the Plan to the Participant.

    (c) Payments of Awards to Participants who are on the payroll of Affiliates of the Company shall be paid directly by such entities.

     9.  CHANGES IN STATUS

    (a) If during a Performance Period a person is promoted into a position previously designated by the Committee for participation under the Plan, that person will be able to commence participation in the Plan at the beginning of the next Performance Period.

    (b) If a Participant transfers from one eligible position to another during a Performance Period, any Award will be prorated based on the performance of the Participant in each position.

    (c) If during a Performance Period a Participant transfers into a position that is not eligible for participation under the Plan, any Award will be prorated based upon the employee's time spent in the eligible position.

    (d) A Participant will forfeit any Award for a Performance Period during which a Participant is involuntarily terminated for cause or voluntarily terminates his or her employment with the Company for reasons other than death, permanent and total disability or retirement, at the age and service-year level set by the Company or the local law requirements where the Participant is employed.

    10.  MISCELLANEOUS.

    (a) NO ASSIGNMENT. No portion of any Award under the Plan may be assigned or transferred otherwise than by will or the laws of descent and distribution prior to the payment thereof.

    (b) TAX REQUIREMENTS. All payments made pursuant to the Plan or deferred pursuant to Section 8(a) shall be subject to all applicable taxes or contributions required by federal, state or local law to be withheld, in accordance with the procedures to be established by the Committee.

    (c) NO ADDITIONAL PARTICIPANT RIGHTS. The selection of an individual for participation in the Plan shall not give such Participant any right to be retained in the employ of the Company or any of its Affiliates, and the right of the Company and any such Affiliate to dismiss such Participant or to terminate any arrangement pursuant to which any such Participant provides services to the Company, with or without cause, is specifically reserved. No person shall have claim to an Award under the Plan, except as otherwise provided for herein, or to continued participation under the Plan. There is no obligation for uniformity of treatment of Participants under the Plan. The benefits provided for Participants under the Plan shall be in addition to and shall in no way preclude other forms of compensation to or in respect of such Participants. It is expressly agreed and understood that the employment is terminable at the will of either party and, if such Participant is a party to an employment contract with the Company or one of its Affiliates, in accordance with the terms and conditions of the Participant's employment contract.

    (d) LIABILITY. The Board and the Committee shall be entitled to rely on the advice of counsel and other experts, including the independent auditors for the Company. No member of the Board or of the Committee, any officers of the Company or its Affiliates or any of their designees shall be liable for any act or failure to act under the Plan, except in circumstances involving bad faith on the part of such member, officer or designee.

    (e) AMENDMENT; SUSPENSION; TERMINATION. The Board or Committee may, at any time and from time to time, amend, suspend or terminate the Plan or any part of the Plan as it may deem proper and in the best interests of the Company. In the case of Participants employed outside the United States, the Board, the Committee or their designees may vary the provisions of the Plan as deemed appropriate to conform with local laws, practices and procedures. In addition, the Executive Committee of the Board or any of the General Counsel, Secretary or Assistant Secretary of the Company is authorized to make certain minor or administrative changes required by or made desirable by government regulation. Any modification of the Plan may affect present and future Participants and the amount of any Award hereunder.

    (f) OTHER COMPENSATION ARRANGEMENTS. Nothing contained in the Plan shall prevent the Company or any Affiliate of the Company from adopting or continuing in effect other compensation arrangements, which arrangements may be either generally applicable or applicable only in specific cases.

    (g) STOCKHOLDER APPROVAL. At the Company's Annual Meeting of Stockholders in February 1999, stockholders of the Company will be asked to approve the Plan only to the extent necessary to allow the Company under Section 162(m) to preserve the tax deductibility of payments for performance-based compensation made under the plan to Covered Officers. Plan amendments shall require stockholder approval only to the extent required by applicable law or the rules of any applicable stock exchange.

    (h) GOVERNING LAW. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

    (i) NO TRUST. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Participant. To the extent that the Participant acquires a right to receive payments from the Company in respect of any Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

    (j) SECTION 162(M). All payments under this Plan are designed to satisfy the special requirements for performance-based compensation set forth in
       Section 162(m)(4)(C) of the Code, and the Plan shall be so construed. Furthermore, if a provision of the Plan causes a payment to fail to satisfy these special requirements, it shall be deemed amended to satisfy the requirements to the extent permitted by law and subject to Committee approval.

    (k) DESIGNATION OF BENEFICIARIES. A Participant may, if the Committee permits, designate a beneficiary or beneficiaries to receive all or part of the Award which may be made to the Participant, or may be payable, after such Participant's death. A designation of beneficiary shall be made in accordance with procedures specified by the Company and may be replaced by a new designation or may be revoked by the Participant at any time. In case of the Participant's death, an Award with respect to which a designation of beneficiary has been made (to the extent it is valid and enforceable under applicable law) shall be paid to the designated beneficiary or beneficiaries. Any Award granted or payable to a Participant who is deceased and not subject to such a designation shall be distributed to the Participant's estate. If there shall be any question as to the legal right of any beneficiary to receive an Award under the Plan, the amount in question may be paid to the estate of the Participant, in which event the Company or its Affiliates shall have no further liability to anyone with respect to such amount.

    (l) EFFECT ON COMPANY BENEFIT PLANS. With the exception of the Hewlett-Packard Company Executive Deferred Compensation Plan, it is the intent of the Company that Company benefits payable or accruable to Participants shall be unaffected by any difference between TTCC established by the Committee prior to the Predetermination Date for each Participant and actual total cash compensation. Accordingly, benefits payable or accruable under Company benefit programs, to the extent such benefits are based on earnings or compensation level, shall be based on TTCC.

    (m) EFFECT ON PRIOR PLAN. This Plan shall supersede the Hewlett-Packard Company Variable Pay Plan adopted November 1, 1997 and approved by stockholders of the Company on February 24, 1998.

DIRECTIONS TO
THE FLINT CENTER

FROM SAN FRANCISCO:

Take 280 to 85 South towards                              [MAP]
Gilroy.

Exit at Stevens Creek Blvd.
(1st off-ramp).

Turn East (left) onto Stevens
Creek Blvd. (over freeway), then
turn right onto Mary Ave. (2nd
light).

Upon entering De Anza College
campus, bear right and follow
signs to parking.

At stop sign turn left.

Parking is available in the parking
structure on your right.


FROM SAN JOSE:

Take 280 to the De Anza Blvd. exit.

Turn South (left) onto De Anza Blvd. and proceed to Stevens Creek Blvd., turn right onto Stevens Creek then left onto Mary Ave.

Upon entering De Anza College campus, bear right and follow signs to parking.

At stop sign turn left.

Parking is available in the parking structure on your right.


------------------------------------------------------------------------------


               [LOGO]                                  [LOGO]

   Annual Meeting of Stockholders          Annual Meeting of Stockholders
Flint Center for the Performing Arts    Flint Center for the Performing Arts
    21250 Stevens Creek Boulevard           21250 Stevens Creek Boulevard
       Cupertino, California                   Cupertino, California
         February 23, 1999                       February 23, 1999
             2:00 P.M.                               2:00 P.M.

             ADMIT ONE                               ADMIT ONE


   [5968-3700EUS]

[LOGO]                       HEWLETT-PACKARD COMPANY                  PROXY

                 ANNUAL MEETING OF STOCKHOLDERS--FEBRUARY 23, 1999
             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Lewis E. Platt and D. Craig Nordlund and each of them as proxies for the undersigned, with full power of substitution, to act and to vote all the shares of Common Stock of Hewlett-Packard Company held of record by the undersigned on December 28, 1998, at the annual meeting of stockholders to be held on Tuesday, February 23, 1999, or any adjournment thereof.

      IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

-------------------------------------------------------------------------------

Dear Stockholder:

    On the reverse side of this card are instructions on how to vote your shares for the election of directors and all other proposals by telephone or over the Internet. Please consider voting by telephone or over the Internet. Your vote is recorded as if you mailed in your proxy card. We believe voting this way is convenient.

    Thank you for your attention to these matters.

                                            HEWLETT-PACKARD COMPANY

                            HEWLETT-PACKARD COMPANY
  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. /x/

 [                                                                          ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR 1-3.

1. ELECTION OF DIRECTORS--01-P.M. Condit, 02-P.C. Dunn, 03-T.E. Everhart, 04-J.B. Fery, 05-J.P.G. Gimon, 06-S. Ginn, 07-R.A. Hackborn, 08-W.B. Hewlett, 09-G.A. Keyworth II, 10-D.M. Lawrence, 11-S.P. Orr, 12-D.W. Packard,
   13-L.E. Platt, and 14-R.P. Wayman


                            Withhold            For All
       For                     All               Except
       / /                     / /                / /

----------------------------------------
(Except nominee(s) written above)

2. Proposal to ratify PricewaterhouseCoopers LLP as Independent Accountants.

             For               Against              Abstain
             / /                 / /                  / /

3. Proposal to approve the Company's 1999 Variable Pay Plan.

             For               Against              Abstain
             / /                 / /                  / /

In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 THROUGH 3.

                                           Dated:                        , 1999
                                                 ------------------------

                                           ------------------------------------
                                           Signature

                                           ------------------------------------
                                           Signature

Please sign exactly as your name or names appear above. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please give your full title.

-------------------------------------------------------------------------------
  CONTROL NUMBER                DETACH PROXY CARD HERE
X----------------X                                                     [LOGO]
X                X
X----------------X

                 NOW YOU CAN VOTE YOUR SHARES BY TELEPHONE OR INTERNET!

           QUICK * EASY * IMMEDIATE * AVAILABLE 24 HOURS A DAY * 7 DAYS A WEEK

HEWLETT-PACKARD COMPANY encourages you to take advantage of the new and convenient ways to vote your shares. If voting by proxy, this year you may vote by mail, or choose one of the two methods described below. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card. To vote by telephone or Internet, read the accompanying proxy statement and then follow these easy steps:

TO VOTE BY PHONE         Call toll free 1-888-776-5651 in the United States or
                         Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

                         Enter the 6-digit CONTROL NUMBER located above.

                         Option #1: To vote as the Board of Directors
                                    recommends on ALL proposals: Press 1

                                    When asked, please confirm your vote by
                                    pressing 1

                         Option #2: If you choose to vote on each proposal
                                    separately, press 0 and follow the simple recorded instructions.


TO VOTE BY INTERNET      Go to the following website:

                         www.harrisbank.com/wproxy

                         Enter the information requested on your computer screen, including your 6-digit CONTROL NUMBER located above.

                         Follow the simple instructions on the screen.

     If you vote by telephone or the Internet, DO NOT mail back the proxy card.

                                     THANK YOU FOR VOTING!